As Filed with the Securities and Exchange Commission on February 29, 2000

                                                              File No. 333-37367
                                                               File No. 811-8419
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          =============================

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /X/

                         PRE-EFFECTIVE AMENDMENT NO.                   / /

                       POST-EFFECTIVE AMENDMENT NO. 13                 /X/

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                              AMENDMENT NO. 15                         /X/

                             THE FORWARD FUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)

                        433 California Street, Suite 1010
                         San Francisco, California 94104
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: 1-800-999-6809

                        =============================

                                  RONALD PELOSI
                               Forward Funds, Inc.
                        433 California Street, Suite 1010
                         San Francisco, California 94104
               (Name and address of agent for service of process)

                                   COPIES TO:

                                 ROBERT W. HELM
                             Dechert Price & Rhoads
                              1775 Eye Street, N.W.

                             Washington, D.C. 20006

                        =============================

It is proposed that this filing will become effective on May 1, 2000 pursuant to paragraph (a)(1) of Rule 485.

                               FORWARD FUNDS, INC.

                    The Hansberger International Growth Fund
                     The Uniplan Real Estate Investment Fund
                        The Hoover Small Cap Equity Fund
                         The Garzarelli U.S. Equity Fund
                          Prospectus dated May 1, 2000

The Garzarelli U.S. Equity Fund, Hansberger International Growth Fund and Hoover Small Cap Equity Fund are designed for investors desiring high total return (generally capital appreciation and income). The Uniplan Real Estate Investment Fund is designed for investors primarily seeking income with capital appreciation as a secondary goal


Our Funds are mutual funds. Mutual funds employ professionals to manage the investments made on behalf of the persons who invest in them, the shareholders of the mutual fund. Our funds, like other mutual funds, try to meet their stated investment goals but there is no guarantee that the goals will be met. Investments in our Funds are not bank deposits; they are not insured by the FDIC or the federal government or any other agency.

You should understand that an investment in the Funds involves certain risks, including the loss of some or all of your investment.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to say otherwise.

                                TABLE OF CONTENTS
                                                                            Page


THE HANSBERGER INTERNATIONAL GROWTH FUND.......................................4
         Objective.............................................................4
         Principal Investment Strategies - Investing in International Growth
           Securities..........................................................4
         What are the Principal Risks of Investing in the Hansberger
         International Growth Fund?............................................5
         Performance History...................................................5
         Shareholder Fees and Expenses.........................................6

THE UNIPLAN REAL ESTATE INVESTMENT FUND........................................9

         Objective.............................................................9
         Principal Investment Strategies - Investing in Equity Securities of
           Real-Estate Focused Companies.......................................9
         What are the Principal Risks of Investing in the Uniplan Real Estate
         Investment Fund?.....................................................10
         Performance History..................................................11
         Shareholder Fees and Expenses........................................11

THE HOOVER SMALL CAP EQUITY FUND..............................................14

         Objective............................................................14
         Principal Investment Strategy - Investing in Equity Securities of
           Companies with Small Market Capitalization.........................14
         What are the Principal Risks of Investing in the Hoover Small Cap
         Equity Fund..........................................................14
         Performance History..................................................15
         Shareholder Fees and Expenses........................................16

THE GARZARELLI U.S. EQUITY FUND...............................................19

         Objective............................................................19
         Principal Investment Strategy - Investing in Domestic Equity
         Securities...........................................................19
         What are the Principal Risks of Investing in the Garzarelli U.S. Equity
         Fund?................................................................19
         Performance History..................................................20
         Shareholder Fees and Expenses........................................20

ADDITIONAL INVESTMENT STRATEGIES AND RISKS....................................24

MANAGEMENT OF THE FUNDS.......................................................26

         Investment Adviser and Sub-Advisers..................................26

VALUATION OF SHARES...........................................................30

PURCHASING SHARES.............................................................32

         How to Buy Shares....................................................32

EXCHANGE PRIVILEGE............................................................34

REDEEMING SHARES..............................................................34

         Signature Guarantee..................................................35
         By Wire Transfer.....................................................35
         By Telephone.........................................................36
         By Mail..............................................................36
         Payments to Shareholders.............................................36

INTERNET TRANSACTIONS.........................................................37

DISTRIBUTION AND SHAREHOLDER SERVICE PLANS....................................37

DIVIDENDS AND TAXES...........................................................38

         Federal Taxes........................................................38

GENERAL INFORMATION...........................................................39

         Shareholder Communications...........................................39

FINANCIAL HIGHLIGHTS..........................................................39

THE HANSBERGER INTERNATIONAL GROWTH FUND

Objective

The Hansberger International Growth Fund seeks to achieve high total return (capital appreciation and income).

Principal Investment Strategies - Investing in International Growth Securities

The Hansberger International Growth Fund seeks to achieve its investment objective by investing primarily (at least 65% of total assets) in the equity securities (common, preferred and convertible securities) of companies organized or located outside of the United States. Even though these companies are based outside of the United States, their securities may be traded on U.S. securities markets and the Fund may purchase these securities. The Fund will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. The Fund will not invest more than 25% of its total assets in emerging markets. The Fund will primarily invest in common stock.

The Hansberger International Growth Fund invests a substantial amount of its assets in foreign investments which are denominated in other currencies besides the U.S. dollar, and can be affected by fluctuations in exchange rates.

For hedging purposes and to reduce the risks of fluctuating exchange rates, the Fund may enter into forward foreign currency exchange contracts which obligate a party to buy or sell a specific currency on a future date at a fixed price. The Fund "locks in" an exchange rate. For hedging purposes, the Fund may also invest in options on foreign currencies, in foreign currency futures and options and in foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. The Fund's sub-adviser generally chooses not to hedge the Fund's currency exposure.

The Fund's sub-adviser anticipates following a flexible investment policy which will allow it to select those investments best suited to achieve the Fund's investment objective over the long term. The Fund's sub-adviser uses a disciplined, long-term approach to international investing. It has an extensive global network of investment research sources. The sub-adviser focuses primarily on identifying successful companies that have favorable, anticipated long-term prospects. Securities are selected for the Fund's portfolio on the basis of fundamental company-by-company analysis. In choosing equity instruments, the Fund's sub-adviser typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential. In addition, a company's valuation measures, including, but not limited to price/earnings ratio and price/book ratio will customarily be considered. The sub-adviser generally sells a security if the sub-adviser's price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises. There are no limitations on the size of the companies in which the Fund may invest.

What are the Principal Risks of Investing in the Hansberger International Growth Fund?

As with any investment, an investment in the Hansberger International Growth Fund may cause you to lose some or all of the money you invested. Because the securities in which the Hansberger International Growth Fund invests may decrease in value, the net asset value of the Fund may decrease and the value of your investment may also decrease. On the other hand, you could experience an increase in the value of your investment as the Hansberger International Growth Fund's net asset value increases. You should consider your own investment goals, time horizon and risk tolerance before investing in the Hansberger International Growth Fund.

o    Foreign Securities

         Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

o    Currency Transactions

         If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations, and adverse currency fluctuations will reduce the value of the Fund's shares. Costs are incurred by a Fund in connection with conversions between currencies. Currency risks are greater in lesser developed markets and can be unpredictably affected by external events. Fund managers are authorized to hedge against currency risks but are not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund's sub-adviser generally chooses not to hedge the Fund's currency exposure.

o    Common Stocks

         The  Hansberger   International  Growth  Fund  invests  in  the  equity
securities of companies, which exposes the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. The Fund's sub-adviser follows a growth at a reasonable price style of management and if the market does not come to share the sub-adviser's assessment of an investment's long-term growth, the Fund may underperform other mutual funds or international stock indices.

Performance History


The chart below shows the Fund's annual total return for 1999, the first full year in which the Fund was operational, together with the best and worst quarters since inception. The accompanying chart gives an indication of the risks of investing in the Fund by comparing the Fund's performance to that of the ____ Index, an unmanaged index of [stock performance]. The presentations below assume reinvestment of dividends and distributions. Past results are not an indication of future performance.

[Bar Chart]

1999                                           25.15%

Best Quarter (x/x/xx)                           %
Worst Quarter (x/x/xx)                          %

Annual Total Return as of 12/31/99             1 Year          Since Inception
================================================================================

Hansberger International Growth Fund(1)        25.15%              32.10%

The Morgan Stanley World (ex U.S.) Index(2)                     [  ]%  [  ]%

----------------

1 Hansberger Global Investors, Inc. has been the Fund's sub-adviser since March 1, 2000; however, prior to this time the Fund was managed by a different sub-adviser.

2 The Morgan Stanley World (ex. U.S.) Index is unmanaged and investors cannot invest directly in the index.

Shareholder Fees and Expenses

This table describes the fees and expenses that you may pay if you buy shares of the Hansberger International Growth Fund.

 ----------------------------------------------------------- -------------------
 Shareholder Fees (fees paid directly from your
 investment):
 ----------------------------------------------------------- -------------------
 Maximum Sales Charge (Load) on Purchases (as a % of your           NONE
 purchase price)(1)
 ----------------------------------------------------------- -------------------
 Maximum Deferred Sales Charge (Load)                               NONE
 ----------------------------------------------------------- -------------------
 Maximum Sales Charge (Load) Imposed on Reinvested                  NONE
 Dividends
 ----------------------------------------------------------- -------------------
 Redemption Fee(2)                                                  NONE
 ----------------------------------------------------------- -------------------
 Transaction Fee (3)                                                0.25%
 ----------------------------------------------------------- -------------------
 Exchange Fees                                                      NONE
 ----------------------------------------------------------- -------------------
 Maximum Account Fee (4)                                           $10.00
 ----------------------------------------------------------- -------------------

---------------
1 You will be charged $1.50 for checks and $8.00 for wire transfers. There is no wire transfer fee for transfers involving an omnibus account of a broker-dealer or other entity that has an agreement with Forward Funds, Inc. or its distributor to service shareholders.


2 If you redeem your shares by mail there is a $1.00 charge. If you choose to receive the proceeds from your redemption via wire transfer, there is an $8.00 charge. There is no wire transfer fee for transfers involving an omnibus account of a broker-dealer or other entity that has an agreement with Forward Funds, Inc. or its distributor to service shareholders. There is no charge for transactions effected via the Internet or ACH transfers by phone or Internet.

 ----------------------------------------------------------- -------------------
 Annual Fund Operating Expenses (expenses that are
 deducted from Fund assets)(5)
 ----------------------------------------------------------- -------------------
 Management Fee                                                    [0.95%]
 ----------------------------------------------------------- -------------------
 Distribution and Service (12b-1) Fees (6)                          0.25%
 ----------------------------------------------------------- -------------------
 Other Expenses                                                     1.11%
 ----------------------------------------------------------- -------------------
 Total Annual Fund Operating Expenses                              [2.31%]
 ----------------------------------------------------------- -------------------
 Fee Waiver (7)                                                    [0.66%]
 ----------------------------------------------------------- -------------------
 Net Expenses                                                       1.65%
 ----------------------------------------------------------- -------------------

Example


This example is intended to help you compare the costs of investing in the Hansberger International Growth Fund with the costs of investing in other mutual funds.

---------------
3 There is a 0.25% transaction fee based on the amount purchased. If you maintain your account with us through a broker-dealer or other financial institution, the fee will be charged only when you redeem shares and would be based on the amount redeemed; all other investors pay the fee at the time they purchase shares. This fee is applied directly against transaction costs incurred by the Fund. It is not applied to reinvested dividends or capital gains distributions. See "Purchasing Shares" for circumstances under which shares may be offered without a 0.25% transaction fee.

4 Shareholders who elect to receive cash dividends will pay a $10.00 annual account administration fee which is deducted out of dividends. If the cash dividend is less than the account administration fee then shares are sold from your account to make up the difference. This allows us to allocate administrative costs in a fair manner among shareholders. You may avoid this fee by electing to reinvest your dividends in Fund shares.

5 These expenses are paid directly out of the Fund's assets. Expenses are factored into the share price or dividends and are not charged directly to shareholder accounts.

6 The Fund's shareholders have adopted a Distribution Plan pursuant to which up to 0.25% of the Fund's average daily net assets may be used to pay shareholder servicing and distribution fees. The Fund has also adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets could be used to pay shareholder servicing fees. The expenses of the Shareholder Servicing Plan are reflected as part of "Other Expenses" of the Fund.

7 The Fund's Investment Adviser has contractually agreed to wave a portion of its fees until January 2001 in amounts necessary to limit the Fund's operating expenses to an annual rate of 1.65% (as a percentage of average daily net assets and exclusive of 12b-1 and shareholder servicing fees). For the two years following January, 2000, the Investment Adviser is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations.

The Example assumes that you invest $10,000 in the Hansberger International Growth Fund for the periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                   Hansberger
                                                                 International
                                                                     Growth
                                                                     Fund+
                                                                    -------
                            1 Year........................           [$188]
                            3 Years.......................           [$678]
                            5 Years.......................          [$1,196]
                            10 Years......................          [$2,616]

You would pay the following expenses if you did not redeem your shares:

                                                                   Hansberger
                                                                 International
                                                                     Growth
                                                                     Fund+
                                                                    -------
                            1 Year........................           [$163]
                            3 Years.......................           [$653]
                            5 Years.......................          [$1,171]
                            10 Years......................          [$2,591]

---------------

[+The examples above include imposition of the transaction fee and incorporate the contractual fee waiver in place for the Fund for its current fiscal year.]

THE UNIPLAN REAL ESTATE INVESTMENT FUND

Objective

The Uniplan Real Estate Investment Fund seeks income with capital appreciation as a secondary goal.

Principal Investment Strategies - Investing in Equity Securities of Real-Estate Focused Companies

The Uniplan Real Estate Investment Fund invests in real estate securities, including common stock and units of beneficial interest of real estate investment trusts, preferred stock, rights to purchase common stock and securities which may convert into common stock of real estate companies. The Fund expects to normally invest at least 65% of its assets in these securities and up to 35% of its assets in debt securities issued or guaranteed by real estate companies. A real estate investment trust or "REIT" is a company which primarily owns and operates income-producing real estate, such as apartments, shopping centers, offices and warehouses. A REIT is legally required to pay virtually all of its taxable income to its shareholders each year. REITs were created as a means for average investors to access investments in large commercial properties through pooling arrangements, much like mutual funds. Income is produced through commercial real estate ownership and finance.

For the purpose of the Uniplan Real Estate Investment Fund, a real estate company is one that derives at least 50% of its revenue from real estate related activities or has at least 50% of its assets in real estate. Other than REITs, most real estate companies do not pay dividends at a meaningful level. The Fund's sub-adviser expects that the Fund's investments in real estate companies will be directed toward REITs and other real estate operating companies that pay higher dividends relative to the stock market as a whole. There are no size limitations on the companies in which the Fund invests. The Fund primarily invests in equity REITs which are REITs that own real estate and whose revenue come principally from rent.


Prior to selecting specific investments for the Fund, the Fund's sub-adviser generally tracks real estate supply and demand across the United States by separating the country into eight geographic regions and then further into major metropolitan markets within those regions. Within each region, the Fund's sub-adviser compiles a profile of supply and demand factors including: (1) vacancy rates by property type; (2) visible supply of new property based on building permit activity; (3) regional population, job and economic growth; and
(4) local trends in rental and property capitalization rates. The Fund's sub-adviser uses this data to determine which property types in which regions appear to be most favorably poised to outperform similar properties in other regions. The Fund's sub-adviser then proceeds to select investments that attempt to take advantage of those factors. The Fund's sub-adviser generally sells a security if the security becomes over-valued in the opinion of the sub-adviser, the company's fundamentals change or if better investment opportunities arise.

What are the Principal Risks of Investing in the Uniplan Real Estate Investment Fund?

As with any investment, an investment in the Uniplan Real Estate Investment Fund may cause you to lose some or all of the money you invested. Because the securities in which the Uniplan Real Estate Investment Fund invests may decrease in value, the net asset value of the Fund may decrease and the value of your investment may also decrease. On the other hand, you could experience an increase in the value of your investment as the Fund's net asset value increases. You should consider your own investment goals, time horizon and risk tolerance before investing in the Uniplan Real Estate Investment Fund.

o    Real Estate Securities and Uniplan Real Estate Investment Fund Risks

     Because the Uniplan Real Estate Investment Fund concentrates its investments on opportunities in the real estate industry, the Uniplan Real Estate Investment Fund has certain risks associated with investments in entities focused on real estate activities.

     The organizational documents of a REIT may give the trust's sponsors the ability to control the operation of the real estate investment trust even though another person or entity could own a majority of the interests of the trust. These trusts may also contain provisions which would delay or make a change in control of the real estate investment trust difficult. In addition, the performance of these types of investments can be affected by changes in the tax laws or failure to qualify for tax-free pass-through of income as well as events affecting the value of real estate.

     The Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. The value of equities which service the real estate business sector may also be affected by such risks.

     The Uniplan Real Estate Investment Fund is also a non-diversified fund which means it is not subject to a limit on the percentage of its assets that may be invested in the securities of a single issuer. Less diversification may make the Uniplan Real Estate Investment Fund more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than if the Fund were more diversified. The Fund must, however, comply with tax diversification laws which require it to be diversified with respect to at least half of its assets.

o    Common Stocks

The Uniplan Real Estate Investment Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

Performance History

The chart below shows the Fund's annual total return for 1999, the first full year in which the Fund was operational. The accompanying chart gives an indication of the risks of investing in the Fund by comparing the Fund's performance to that of the NAREIT Equity Index, an unmanaged index of [stock performance]. The presentations below assume reinvestment of dividends and distributions. Past results are not an indication of future performance.



                                          %
                                          %

Annual Total Return as of 12/31/99               Since Inception (May 10, 1999)
================================================================================

Uniplan Real Estate Investment Fund                          %

NAREIT Equity Index Index1                                   %

---------------
1 The National Association of Real Estate Investment Trusts Equity Index is unmanaged and investors cannot invest directly in the index.

Shareholder Fees and Expenses

This table describes the fees and expenses that you may pay if you buy shares of the Uniplan Real Estate Investment Fund.

 ----------------------------------------------------------- -------------------
 Shareholder Fees (fees paid directly from your
 investment):
 ----------------------------------------------------------- -------------------
 Maximum Sales Charge (Load) on Purchases (as a % of your           NONE
 purchase price)(1)
 ----------------------------------------------------------- -------------------
 Maximum Deferred Sales Charge (Load)                               NONE
 ----------------------------------------------------------- -------------------
 Maximum Sales Charge (Load) Imposed on Reinvested                  NONE
 Dividends
 ----------------------------------------------------------- -------------------
 Redemption Fee(2)                                                  NONE
 ----------------------------------------------------------- -------------------
 Transaction Fee (3)                                                0.25%
 ----------------------------------------------------------- -------------------
 Exchange Fees                                                      NONE
 ----------------------------------------------------------- -------------------
 Maximum Account Fee (4)                                           $10.00
 ----------------------------------------------------------- -------------------

---------------
1 You will be charged $1.50 for checks and $8.00 for wire transfers. There is no wire transfer fee for transfers involving an omnibus account of a broker-dealer or other entity that has an agreement with Forward Funds, Inc. or its distributor to service shareholders.

2 If you redeem your shares by mail there is a $1.00 charge. If you choose to receive the proceeds from your redemption via wire transfer, there is an $8.00 charge. There is no wire transfer fee for transfers involving an omnibus account of a broker-dealer or other entity that has an agreement with Forward Funds, Inc. or its distributor to service shareholders. There is no charge for transactions effected via the Internet or ACH transfers by phone or Internet. There is no charge for transactions effected via the Internet or ACH transfers by phone or Internet.

 ----------------------------------------------------------- -------------------
 Annual Fund Operating Expenses (expenses that are
 deducted from Fund assets)(5)
 ----------------------------------------------------------- -------------------
 Management Fee                                                     [1.00%]
 ----------------------------------------------------------- -------------------
 Distribution and Service (12b-1) Fees (6)                          [0.25%
 ----------------------------------------------------------- -------------------
 Other Expenses                                                     [1.59%]
 ----------------------------------------------------------- -------------------
 Total Annual Fund Operating Expenses                               [2.84%]
 ----------------------------------------------------------- -------------------
 Fee Waiver (7)                                                     [1.04%]
 ----------------------------------------------------------- -------------------
 Net Expenses                                                       [1.80%]
 ----------------------------------------------------------- -------------------

Example

This example is intended to help you compare the costs of investing in the Uniplan Real Estate Investment Fund with the costs of investing in other mutual funds.

---------------
3 There is a 0.25% transaction fee based on the amount purchased. If you maintain your account with us through a broker-dealer or other financial institution, the fee will be charged only when you redeem shares and would be based on the amount redeemed; all other investors pay the fee at the time they purchase shares. This fee is applied directly against transaction costs incurred by the Fund. It is not applied to reinvested dividends or capital gains distributions. See "Purchasing Shares" for circumstances under which shares may be offered without a 0.25% transaction fee.

4 Shareholders who elect to receive cash dividends will pay a $10.00 annual account administration fee which is deducted out of dividends. If the cash dividend is less than the account administration fee then shares are sold from your account to make up the difference. This allows us to allocate administrative costs in a fair manner among shareholders. You may avoid this fee by electing to reinvest your dividends in Fund shares.

5 These expenses are paid directly out of the Fund's assets. Expenses are factored into the share price or dividends and are not charged directly to shareholder accounts.

6 The Fund's shareholders have adopted a Distribution Plan pursuant to which up to 0.25% of the Fund's average daily net assets may be used to pay shareholder servicing and distribution fees. The Fund has also adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets could be used to pay shareholder servicing fees. The expenses of the Shareholder Servicing Plan are reflected as part of "Other Expenses" of the Fund.

7 The Fund's Investment Adviser has contractually agreed to waive a portion of its fees until January 2001 in amounts necessary to limit the Fund's operating expenses to an annual rate of 1.80% (as a percentage of average daily net assets and exclusive of 12b-1 and shareholder servicing fees). For the two years following January, 2000, the Investment Adviser is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations.

The Example assumes that you invest $10,000 in the Uniplan Real Estate Investment Fund for the periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                    Uniplan
                                                                  Real Estate
                                                                   Investment
                                                                     Fund+
                                                                    -------
                               1 Year........................        [$208]
                               3 Years.......................        [$807]
                               5 Years.......................       [$1,432]
                               10 Years......................       [$3,117]

You would pay the following expenses if you did not redeem your shares:

                                                                    Uniplan
                                                                  Real Estate
                                                                   Investment
                                                                     Fund+
                                                                    -------
                               1 Year........................        [$183]
                               3 Years.......................        [$782]
                               5 Years.......................       [$1,407]
                               10 Years......................       [$3,092]


---------------

+The examples above include imposition of the transaction fee and incorporate the contractual fee waiver in place for the Fund for its current fiscal year.

THE HOOVER SMALL CAP EQUITY FUND

Objective

The Hoover Small Cap Equity Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends.

Principal Investment Strategy - Investing in Equity Securities of Companies with Small Market Capitalization

The Hoover Small Cap Equity Fund invests primarily in the equity securities (common, preferred and convertible securities) of companies that have small market capitalizations and offer future growth potential. At least 65% of the Fund's total assets are invested in the securities of companies whose market capitalization is no larger than companies which are included in the Russell
2000(R) Index at the time of initial purchase. The Russell 2000(R) Index comprises the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 11% of the total market capitalization of the Russell 3000(R) Index. The Fund expects that the median and weighted average market capitalization of the companies in which it invests will remain less than $1 billion, although this market capitalization level may increase with growth in the market capitalization of the Russell 2000(R) Index. The Hoover Small Cap Equity Fund may invest up to 20% of its assets in foreign investments. The Hoover Small Cap Equity Fund will not invest more than 5% of its net assets in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its total assets.

In making its investments, the Fund's sub-adviser seeks out companies with characteristics such as significant potential for future growth in earnings, ability to compete in its business, a clearly defined business focus, strong financial health and management ownership. The Fund's sub-adviser attempts to locate out of favor and undiscovered companies and industries that are selling at low relative valuations. The sub-adviser's investment process focuses on specific companies but also takes into account macroeconomic and industry sector developments. The sub-adviser is not required to sell a stock for which the market capitalization grows beyond that of the Russell 2000(R) Index although it may do so. The sub-adviser generally sells a security if the sub-adviser's price target is met, the security becomes over-valued in the opinion of the sub-adviser, the company's fundamentals change or if better investment opportunities arise.

What are the Principal Risks of Investing in the Hoover Small Cap Equity Fund

As with any investment, an investment in the Hoover Small Cap Equity Fund may cause you to lose some or all of the money you invested. Because the securities in which the Hoover Small Cap Equity Fund invests may decrease in value, the net asset value of the Hoover Small Cap Equity Fund may decrease and the value of your investment may also decrease. On the other hand, you could experience an increase in the value of your investment as the Hoover Small Cap Equity Fund's net asset value increases. You should consider your own investment goals, time horizon and risk tolerance before investing in the Hoover Small Cap Equity Fund.

o    Small Capitalization Stocks

     Smaller companies may offer great investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.


o    Common Stocks

     The Fund invests in the equity securities of companies, which expose the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

o    Foreign Investments and Foreign Currency Transactions

     Since many foreign investments are denominated in currencies other than the U.S. dollar, the Fund may be adversely affected by fluctuations in exchange rates.

Performance History

The chart below shows the Fund's annual total return for 1999, the first full year in which the Fund was operational, together with the best and worst quarters since inception. The accompanying chart gives an indication of the risks of investing in the Fund by comparing the Fund's performance to that of the Russell 2000 (R) Index, an unmanaged index of [stock performance]. The presentations below assume reinvestment of dividends and distributions. Past results are not an indication of future performance.

[Bar Chart]

Best Quarter (x/x/xx)                     %
Worst Quarter (x/x/xx)                    %

Annual Total Return as of 12/31/99        1 year     Since Inception (10/1/98)
==============================================================================

Hoover Small Cap Equity Fund              %

[Investor Class/Institutional Class]

Russell 2000(R)Index1                     %

---------------

1 The Russell 2000(R)Index is unmanaged and investors cannot invest directly in the index.

Shareholder Fees and Expenses


This table describes the fees and expenses that you may pay if you buy shares of the Hoover Small Cap Equity Fund.

-----------------------------------------  --------------   --------------------
Shareholder Fees (fees  paid  directly     Investor Class   Institutional Class
from your investment):
-----------------------------------------  --------------   --------------------
Maximum Sales Charge (Load) on Purchases        NONE               NONE
(as a % of your purchase price)(1)
-----------------------------------------  --------------   --------------------
Maximum Deferred Sales Charge (Load)            NONE               NONE
-----------------------------------------  --------------   --------------------
Maximum Sales Charge (Load) Imposed on          NONE               NONE
Reinvested Dividends
-----------------------------------------  --------------   --------------------
Redemption Fee(2)                               NONE               NONE
-----------------------------------------  --------------   --------------------
Transaction Fee(3)                              0.25%              NONE
-----------------------------------------  --------------   --------------------
Exchange Fees                                   NONE               NONE
-----------------------------------------  --------------   --------------------
Maximum Account Fee(4)                         $10.00             $10.00
-----------------------------------------  --------------   --------------------

---------------
1 You will be charged $1.50 for checks and $8.00 for wire transfers. There is no wire transfer fee for transfers involving an omnibus account of a broker-dealer or other entity that has an agreement with Forward Funds, Inc. or its distributor to service shareholders.

2 If you redeem your shares by mail there is a $1.00 charge. If you choose to receive the proceeds from your redemption via wire transfer, there is an $8.00 charge. There is no wire transfer fee for transfers involving an omnibus account of a broker-dealer or other entity that has an agreement with Forward Funds, Inc. or its distributor to service shareholders. There is no charge for transactions effected via the Internet or ACH transfers by phone or Internet.

3 For the Investor class of shares, there is a 0.25% transaction fee based on the amount purchased. If you maintain your account with us through a broker-dealer or other financial institution, the fee will be charged only when you redeem shares and would be based on the amount redeemed; all other investors pay the fee at the time they purchase shares. This fee is applied directly against transaction costs incurred by the Fund. It is not applied to reinvested dividends or capital gains distributions. See "Purchasing Shares" for circumstances under which shares may be offered without a 0.25% transaction fee.


4 Shareholders who elect to receive cash dividends will pay a $10.00 annual account administration fee which is deducted out of dividends. If the cash dividend is less than the account administration fee then shares are sold from your account to make up the difference. This allows us to allocate administrative costs in a fair manner among shareholders. You may avoid this fee by electing to reinvest your dividends in Fund shares.

-----------------------------------------  --------------  --------------------
Annual Fund Operating Expenses (expenses   Investor Class  Institutional Class
that are deducted from Fund assets)(5)
-----------------------------------------  --------------  --------------------
Management Fee                                [1.05%]           [1.05%]
-----------------------------------------  --------------  --------------------
Distribution and Service (12b-1) Fees (6)     [0.25%]             NONE
-----------------------------------------  --------------  --------------------
Other Expenses                                [0.68%]           [0.68%]
-----------------------------------------  --------------  --------------------
Total Annual Fund Operating Expenses          [1.98%]           [1.73%]
-----------------------------------------  --------------  --------------------
Fee Waiver (7)                                [0.48%]             N/A
-----------------------------------------  --------------  --------------------
Net Expenses                                   1.50%              N/A
-----------------------------------------  --------------  --------------------

Example

This example is intended to help you compare the costs of investing in the Hoover Small Cap Equity Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in either the Investor or Institutional class of shares of the Hoover Small Cap Equity Fund for the periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------
5 These expenses are paid directly out of the Fund's assets. Expenses are factored into the share price or dividends and are not charged directly to shareholder accounts.

6 The Fund's shareholders have adopted a Distribution Plan pursuant to which up to 0.25% of the average daily net assets of the Investor Class may be used to pay shareholder servicing and distribution fees. The Fund has also adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the average daily net assets of the Investor Class, and up to 0.35% of the average daily net assets of the Institutional Class of the Fund's average net assets could be used to pay shareholder servicing fees. The expenses of the Shareholder Servicing Plan are reflected as part of "Other Expenses" of the Fund.

7 The Fund's Investment Adviser has contractually agreed to waive a portion of its fees, relating to the Investor Class Shares, until January 2001 in amounts necessary to limit the Fund's operating expenses to an annual rate of 1.50% (as a percentage of average daily net assets and exclusive of 12b-1 and Shareholder servicing fees.) For the two years following January, 2000, the Investment Adviser is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations.

                         Hover                                 Hoover
                       Small Cap                              Small Cap
                        Equity                                 Equity
                         Fund                                   Fund
                    Investor Class+                      Institutional Class
                       --------                               --------
 1 Year.................[$173]           1 Year.................[$201]
 3 Years................[$595]           3 Years................[$570]
 5 Years...............[$1,044]          5 Years................[$964]
 10 Years..............[$2,289]          10 Years..............[$2,066]

You would pay the following expenses if you did not redeem your shares:


PAGE>

                        Hover                                 Hoover
                       Small Cap                              Small Cap
                        Equity                                 Equity
                         Fund                                   Fund
                    Investor Class+                      Institutional Class
                       --------                               --------
 1 Year.................[$148]           1 Year.................[$176]
 3 Years................[$570]           3 Years................[$545]
 5 Years...............[$1,019]          5 Years................[$939]
 10 Years..............[$2,264]          10 Years..............[$2,041]


---------------
+The examples above include imposition of the transaction fee and incorporate the contractual fee waiver in place for the Fund for its current fiscal year.

THE GARZARELLI U.S. EQUITY FUND

Objective

The Garzarelli U.S. Equity Fund seeks to maximize capital appreciation with current income over the long-term by providing direct and effective exposure to a diverse portfolio primarily composed of mid to large cap U.S. equities.

Principal Investment Strategy - Investing in Domestic Equity Securities

The Garzarelli U.S. Equity Fund attempts to achieve its investment objective by investing primarily in the equity securities (common, preferred and convertible securities) of companies located in the United States. At least 65% of the Fund's total assets are invested in the equity securities of companies organized or primarily in the United States. The Fund may also invest in the equity securities of companies that are based outside the United States if their stock is traded on a U.S. stock exchange or through the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). The Garzarelli U.S. Equity Fund may also invest in the equity securities of small companies.

In managing the Fund, the Fund's sub-adviser uses a proprietary econometric model that seeks to identify industries and securities primarily in the Russell 1000 and S&P 500 Indices that are trading at attractive prices relative to underlying value. Along with the use of the proprietary econometric model, the Fund's sub-adviser also employs proprietary quantitative and qualitative fundamental measures to identify such securities. The Fund's portfolio characteristics may differ somewhat from the Russell 1000 and S&P 500 Indices. The investment process involves identifying industries of the market that are projected to out/underperform the market. This is done by analyzing each industry sector's earnings and valuations and comparing it to both the Russell 1000 and the S&P 500 Indices. These techniques are combined with the structured approach to identify undervalued stocks that exhibit strong earnings momentum, estimate revisions and relative strength.

What are the Principal Risks of Investing in the Garzarelli U.S. Equity Fund?

As with any investment, an investment in the Garzarelli U.S. Equity Fund may cause you to lose some or all of the money you invested. Because the securities in which the Garzarelli U.S. Equity Fund invests may decrease in value, the net asset value of the Fund may decrease and the value of your investment may also decrease. On the other hand, you could experience an increase in the value of your investment as the Garzarelli U.S. Equity Fund's net asset value increases. You should consider your own investment goals, time horizon and risk tolerance before investing in the Garzarelli U.S. Equity Fund.

o    Common Stocks

         The Garzarelli U.S. Equity Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

o    Small Capitalization Stocks

         Although smaller companies may offer great investment value, they present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

Performance History


The chart below shows the Fund's annual total return for 1999, the first full year in which the Fund was operational, together with the best and worst quarters since inception. The accompanying chart gives an indication of the risks of investing in the Fund by comparing the Fund's performance to that of the Russell 3000 Index, an unmanaged index of [stock performance]. The presentations below assume reinvestment of dividends and distributions. Past results are not an indication of future performance.

[Bar chart]

Best Quarter (x/x/xx)                      %
Worst Quarter (x/x/xx)                     %

Annual Total Return as of 12/31/99       1 Year       Since Inception (10/1/98)
===============================================================================

Garzarelli U.S. Equity Fund (1)          19.50%              34.19%

Russell 3000 Index (2)                  [    ]%             [    ]%

1 Garzarelli Investment Management, LLC has been the Fund's sub-adviser since March 1, 2000; however, prior to this time the Fund was managed by a different sub-adviser.

2 The Russell 3000 Index is unmanaged and investors cannot invest directly in the index.

Shareholder Fees and Expenses

This table describes the fees and expenses that you may pay if you buy shares of the Garzarelli U.S. Equity Fund.


----------------------------------------------------------- ------------------
Shareholder Fees (fees paid directly from your investment)
----------------------------------------------------------- ------------------
Maximum Sales Charge (Load) on Purchases (as a % of your           NONE
purchase price)1
----------------------------------------------------------- ------------------

---------------
1 You will be charged $1.50 for checks and $8.00 for wire transfers. There is no wire transfer fee for transfers involving an omnibus account of a broker-dealer or other entity that has an agreement with Forward Funds, Inc. or its distributor to service shareholders.

----------------------------------------------------------- ------------------
Maximum Deferred Sales Charge (Load)                               NONE
----------------------------------------------------------- ------------------
Redemption Fee (2)                                                 NONE
 ---------------------------------------------------------- ------------------
Transaction Fee (3)                                                0.25%
----------------------------------------------------------- ------------------
Exchange Fees                                                      NONE
----------------------------------------------------------- ------------------
Maximum Account Fee (4)                                           $10.00
----------------------------------------------------------- ------------------
Annual Fund Operating Expenses (expenses that are
deducted from Fund assets) (5)
----------------------------------------------------------- ------------------
Management Fee                                                     0.80%
----------------------------------------------------------- ------------------

---------------
2 If you redeem your shares by mail there is a $1.00 charge. If you choose to receive the proceeds from your redemption via wire transfer, there is an $8.00 charge. There is no wire transfer fee for transfers involving an omnibus account of a broker-dealer or other entity that has an agreement with Forward Funds, Inc. or its distributor to service shareholders. There is no charge for transactions effected via the Internet or ACH transfers by phone or Internet. There is no charge for transactions effected via the Internet or ACH transfers by phone or Internet.

3 There is a 0.25% transaction fee based on the dollar amount purchased. If you maintain your account with us through a broker-dealer or other financial institution, the fee may be charged only when you redeem shares and would be based on the amount redeemed; all other investors pay the fee at the time they purchase shares. This fee is applied directly against transaction costs incurred by the Fund. It is not applied to reinvested dividends or capital gains distributions. See "Purchasing Shares" for circumstances under which shares may be offered without a 0.25% transaction fee.


4 Shareholders who elect to receive cash dividends will pay a $10.00 annual account administration fee which is deducted out of dividends. If the cash dividend is less than the account administration fee then shares are sold from your account to make up the difference. This allows us to allocate administrative costs in a fair manner among shareholders. You may avoid this fee by electing to reinvest your dividends in Fund shares.

5 These expenses are paid directly out of the Fund's assets. Expenses are factored into the share price or dividends and are not charged directly to shareholder accounts.

----------------------------------------------------------- -------------------
Distribution and Service (12b-1) Fee (6)                           0.25%
----------------------------------------------------------- -------------------
Other Expenses                                                     0.72%
----------------------------------------------------------- -------------------
Total Annual Fund Operating Expenses                              [1.77%]
----------------------------------------------------------- -------------------
Fee Waiver (7)                                                    [0.32%]
----------------------------------------------------------- -------------------
Net Expenses                                                      1.45%
----------------------------------------------------------- -------------------

Example

This example is intended to help you compare the costs of investing in the Garzarelli U.S. Equity Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Garzarelli U.S. Equity Fund for the periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          Garzarelli
                                                          U.S. Equity
                                                             Fund+
                                                            -------
                      1 Year........................        [$168]
                      3 Years.......................        [$510]
                      5 Years.......................        [$877]
                      10 Years......................       [$1,908]

You would pay the following expenses if you did not redeem your shares:

---------------

6 The Fund's shareholders have adopted a Distribution Plan pursuant to which up to 0.25% of the Fund's average daily net assets may be used to pay shareholder servicing and distribution fees. The Fund has also adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets could be used to pay shareholder servicing fees. The expenses of the Shareholder Servicing Plan are reflected as part of "Other Expenses" of the Fund.

7 The Fund's Investment Adviser has contractually agreed to waive a portion of its fees until January 2001 in amounts necessary to limit the Fund's operating expenses to an annual rate of 1.45% (as a percentage of average daily net assets and exclusive of 12b-1 and shareholder servicing fees). For the two years following January, 2000, the Investment Adviser is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations.

                                                          Garzarelli
                                                          U.S. Equity
                                                             Fund+
                                                            -------
                      1 Year........................        [$143]
                      3 Years.......................        [$485]
                      5 Years.......................        [$852]
                      10 Years......................       [$1,883]


---------------
+The examples above include imposition of the transaction fee and incorporate the contractual fee waiver in place for the Fund for its current fiscal year.

                   ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information applies to all of the Forward Funds:

o    Defensive Positions; Cash Reserves

     Under adverse market conditions or to meet anticipated redemption requests, each Fund may deviate from its principal investment strategy and may invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on each Fund's ability to achieve its investment objective.


o    Portfolio Turnover

     Although each Fund's sub-adviser seeks to minimize the frequency with which portfolio securities are bought and sold (known as portfolio turnover) so as to avoid possible income tax consequences, portfolio turnover will not be a limiting factor when the sub-adviser believes portfolio changes are appropriate. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, and may increase the potential for more taxable dividends and distributions being paid to shareholders.

     The Hoover Small Cap Equity Fund's portfolio turnover rate is expected to be less than 200% under normal market conditions. The Garzarelli U.S. Equity and Hansberger International Growth Funds' portfolio turnover rate is expected to be less than 100% under normal market conditions. [Portfolio turnover rates for the Uniplan Real Estate Investment Funds should be less than 50%].


o    Derivatives

     Some of the instruments in which the Funds may invest may be referred to as "derivatives," because their value "derives" from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. There is limited consensus as to what constitutes a "derivative" security. For our purposes, derivatives also include specially structured types of mortgage- and asset-backed securities and dollar denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks. The investment adviser and sub-advisers take these risks into account in their management of the Funds.

     Investing for hedging purposes may result in certain transaction costs which may reduce a Fund's performance. In addition, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency that it is being hedged against.

o    Illiquid Securities

     A Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities which cannot be disposed of in the ordinary course of business at the normal value of the securities.

o    Debt Securities

     Debt securities in which the Funds invest are subject to several types of investment risk. They may have market or interest rate risk which means their value will be affected by fluctuations in the prevailing interest rates. There may be credit risk, a risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. Call or income risk exists with corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or "called" by the issuer before they mature. The Fund would have to reinvest the proceeds at a possibly lower interest rate. A Fund may also suffer from event risk which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

     Generally, debt securities increase in value during periods of falling interest rates and decline in value if interest rates increase. Usually, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value.

o    Investment Grade Debt Securities and High Yield ("Junk") Bonds


     Investment grade debt securities are securities rated at least Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Ratings Service (nationally recognized statistical ratings organizations), or if unrated, are determined to be of the same quality by the investment sub-adviser. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal but their capacity is more likely than higher grade debt securities to be weakened if there is a change in economic conditions or other circumstances.

     High yield ("junk") bonds are considered speculative with regard to the issuer's capacity to pay interest and repay principal and may be in default. Except for the Hoover Small Cap Equity Fund which does not expect to invest more than 10% of its total assets in these types of securities, the Funds do not anticipate investing more than 5% of their total assets in these types of securities.


o    When-Issued and Delayed-Delivery Transactions

     The Funds may purchase securities on a when-issued and delayed-delivery basis. When a Fund agrees to purchase securities, the Custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account to cover its obligation. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss an advantageous price or yield. A Fund may, however, sell a when-issued security prior to the settlement date.

o    Certain Other Strategies


     All of the Funds may directly purchase particular types of debt and equity securities, such as corporate debt securities, convertible securities, depositary receipts, loan participations and assignments, mortgage and other asset-backed securities, certificates of deposit and time deposits and commercial paper. Each of the Funds may enter into repurchase and reverse repurchase agreements and dollar roll agreements, when-issued and delayed delivery transactions; and may purchase illiquid securities. The Funds may also lend their portfolio securities. [From time to time, particular funds may purchase these securities or enter into these strategies to an extent that is more than incidental.] Please review the Statement of Additional Information if you wish to know more about these types of securities and their associated risks.

                             MANAGEMENT OF THE FUNDS

Investment Adviser and Sub-Advisers

Investment Adviser

Webster Investment Management Company, LLC ("Webster") serves as investment adviser to each Fund. Webster is a registered investment adviser that supervises the activities of each sub-adviser and has the authority to engage the services of different sub-advisers with the approval of the Directors of each of the respective Funds. Webster is located at 433 California Street, Suite 1010, San Francisco, California, 94104.

Webster has the authority to manage the Funds and, in accordance with the investment objective, policies and restrictions of the Funds subject to general supervision of the Company's Board of Directors, but has delegated this authority to sub-advisers for all of the Funds. It also provides the Funds with ongoing management supervision and policy direction. [Shareholders of the Funds have approved a proposal which would permit Webster to hire and terminate sub-advisers without shareholder approval and Webster is seeking authority to do so from the Securities and Exchange Commission.] Webster has managed the Funds since September, 1998 and the Funds are its principal investment advisory clients. Daily investment decisions are made by the sub-adviser to each Fund, whose investment experience is described below.

Each Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net asset value of the respective funds: [Garzarelli U.S. Equity Fund, 0.80% for the first $100 million of assets under management, 0.725% for the next $400 million of assets under management, 0.65% on assets over $500 million; Hansberger International Growth Fund, 0.85% for the first $50 million of assets under management, 0.75% for the next $50 million of assets under management, 0.65% for the next $150 million of assets under management, 0.60% for the next $250 million of assets under management, and 0.55% on assets over $500 million; Hoover Small Cap Equity Fund, 1.05% of average daily net assets; Uniplan Real Estate Investment Fund, 1.00% for the first $100 million of assets under management, 0.85% for the next $400 million of assets under management, and 0.70% on assets over $500 million.] The Funds pay these advisory fees to Webster, which in turn pays each sub-adviser a sub-advisory fee.

Sub-Advisers


The Sub-advisers manage the Funds and make decisions with respect to, and place orders for, all purchases and sales of the Fund's securities, subject to the general supervision of Forward Fund, Inc.'s Board of Directors and in accordance with the investment objectives, policies and restrictions of the Funds.

The Hansberger International Growth Fund -

Prior to February, 2000, the Hansberger International Growth Fund was known as the International Growth Fund and its sub-adviser was Templeton Investment Counsel, Inc. On March 1, 2000, Hansberger Global Investors, Inc. ("HGI") became the sub-adviser to the Fund. HGI, a wholly-owned subsidiary of Hansberger Group, Inc., with is principal offices at 515 East Las Olas Blvd., Fort Lauderdale, Florida, as well as offices in Burlington, Ontario, Hong Kong and Moscow, conducts a world wide portfolio management business that provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 1999, HGI had approximately $2.9 billion assets under management. The Hansberger International Growth Fund is team-managed. The portfolio team includes Thomas R.H. Tibbles, CFA, Eric H. Melis, CFA and Barry
A. Lockhart, CFA.

The Uniplan Real Estate Investment Fund -

     Prior to February, 2000, the Uniplan Real Estate Investment Fund was known as the Real Estate Investment Fund. Uniplan, Inc. ("Uniplan") serves as sub-adviser for the Uniplan Real Estate Investment Fund. Uniplan is located at 839 N. Jefferson Street, Milwaukee, Wisconsin 53202. Uniplan also provides investment advice to other mutual funds and individual and institutional clients with substantial investment portfolios. As of [March 31, 1999 ] Uniplan and its affiliates managed approximately [$246 million] in assets. Uniplan has been in the business of providing investment advisory services for over 15 years. Mr. Richard Imperiale is the Portfolio Manager for the Uniplan Real Estate Investment Fund. He has been President of Uniplan since its inception. Mr. Imperiale holds a B.S. in finance from Marquette University Business School and has completed a postgraduate lecture series in corporate finance from the University of Chicago.

The Hoover Small Cap Equity Fund -

     Prior to February, 2000, the Hoover Small Cap Equity Fund was known as the Small Capitalization Equity Fund. Hoover Investment Management, LLC ("Hoover") serves as sub-adviser for the Hoover Small Cap Equity Fund. Hoover is located at 650 California Street, 30th Floor, San Francisco, California 94108. As of December 31, 1999, Hoover managed more than $226 million in the small-capitalization sector for institutional and individual investors. Hoover was founded in 1998 by Irene G. Hoover, the Fund's portfolio manager. Ms. Hoover is the Managing Member of Hoover. Ms. Hoover has approximately 20 years of investment management experience.

     Prior to forming Hoover, she was Director of Research and a member of the three-person investment committee, with more than $5 billion under management, at Jurika and Voyles, Inc., an investment management firm in Oakland, California. She was employed at that firm from 1991-1997. Ms. Hoover is a Chartered Financial Analyst; she holds a B.A. from Stanford University and an M.A. from Northwestern University.


The Garzarelli U.S. Equity Fund -

     Prior to February, 2000, the Garzarelli U.S. Equity Fund was known as the U.S. Equity Fund and its sub-adviser was Barclays Global Fund Advisors. On March 1, 2000 Garzarelli Investment Management, LLC ("Garzarelli") became the sub-adviser for the Garzarelli U.S. Equity Fund. Garzarelli is located at 433 California Street, Suite 1010, San Francisco, California 94104. Garzarelli serves as an investment adviser to ten private accounts with combined assets of $3.4 million. Webster owns 47% of Garzarelli's authorized, issued shares and Garzarelli Capital, Inc., at the same address as Garzarelli, owns 51% of such shares. Elaine Garzarelli owns 100% of Garzarelli Capital, Inc. Ms. Garzarelli and Mr. Gregory R. Lai, CFA manage the Fund. Ms. Garzarelli founded Garzarelli in 1995, and has served as its Chairperson since its inception. Prior thereto, she served as Managing Director and Chief Quantitative Strategist for Shearson Lehman Bros. and its predecessors and its successors from 1984 to 1994. She has over 20 years experience as a stock market strategist. Mr. Gregory R. Lai, CFA is a principal of Garzarelli and works in consultation with Ms. Garzarelli. Prior thereto, he was a portfolio manager and research analyst at PIMCO from 1988 to 1992.

Uniplan, Inc. Performance History

     Presented below are the performance results up to December 31, 1999 for Uniplan, Inc., the sub-adviser to the Uniplan Real Estate Investment Fund, in managing accounts for private clients and/or other mutual funds with substantially similar investment objectives, policies and strategies. The results are not the performance record of the Uniplan Real Estate Investment Fund which commenced operations on May 10, 1999. Performance results indicated below are not, and should not be interpreted as, indicative of future results.

UNIPLAN INC. - REIT PORTFOLIO

[Barchart]

                          Uniplan REIT (net)      NAREIT Equity Index
                          -----------------       -------------------
1 Year                         -1.99%                   -_____%
3 Year                          1.89%                   -1.83%
5 Year                          10.54%                  _____%
7 year                          12.00%                  _____%
10Year                          12.30%                  _____%
Inception 1/89 - 12/99          12.86%                  _____%


ANNUAL RETURNS (1989 - 1999)

                          Uniplan REIT (net)      NAREIT Equity Index
                          -----------------       -------------------
1989                            12.75%                   8.83%
1990                            -9.88%                 -15.35%
1991                            38.71%                  35.70%
1992                            15.48%                  14.59%
1993                            30.07%                  19.96%
1994                             2.96%                   3.18%
1995                            14.61%                  15.26%
1996                            36.17%                  35.26%
1997                            22.01%                  20.27%
1998                           -11.55%                 -17.51%
1999                            -1.99%                  -4.62%


STANDARD DEVIATION (as of December 31, 1999)

                          Uniplan REIT (net)      NAREIT Equity Index
                          -----------------       -------------------
1 Year                         16.07%                   16.90%
3 Year                          6.15%                    6.44%
5 Year                          3.31%                    3.47%
7 year                          2.94%                    3.34%
10Year                          0.67%                    0.63%


---------------
* The NAREIT Equity Index is comprised of all the publicly-traded equity real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange, and the National Association of Securities
     Dealers, Inc. and is prepared by the National Association of Real Estate Investment Trusts.

Except as otherwise provided herein, the performance records regarding similar private accounts presented above have been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR") and have been provided to Forward Funds, Inc. by Uniplan, Inc. Forward Funds, Inc. has not independently audited or verified the results. The results are for all private accounts and/or mutual funds managed with substantially similar investment objectives, policies and strategies. These accounts are not subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Internal Revenue Code of 1986, as amended (the "Code"), which may adversely affect performance results. The results reflect the deduction of advisory and other fees and the reinvestment of dividends.

                               VALUATION OF SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value or NAV. The net asset value of each Fund is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each Business Day. A "Business Day" is a day on which the NYSE is open for trading and the Federal Reserve Bank of San Francisco ("FRB") is open, except days on which there are insufficient changes in the value of a Fund's portfolio securities to materially affect the Fund's net asset value or days on which no shares are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE and/or the FRB are closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To the extent that a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business or the NYSE is not open for trading, the value of your shares may change on days that you cannot buy or sell shares.

The net asset value per share of each Fund fluctuates as the market value of that Fund's investments changes. Net asset value is calculated by taking the total value of a Fund's assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. A Fund's assets are valued generally by using available market quotations or at fair value as determined in good faith by the Board of Directors.

                                PURCHASING SHARES

How to Buy Shares

         Investor Shares
         Purchase Choices:


                         Through your financial adviser
              Through our Distributor, Provident Distributors, Inc.
                      By Internet, Mail, Telephone or Wire

Individual investors can choose from the following methods to purchase shares of a Fund. Individual investors can purchase shares through a broker-dealer who has established a dealer or other appropriate agreement with the Distributor or the Funds, or through the Distributor directly. In addition, shares of the Funds can be purchased at any time via the Internet, mail, telephone, or wire. There are no initial sales loads for shares of the Funds. There is a 0.25% transaction fee based on the amount purchased. All investors except those whose accounts are held through a broker or financial institution pay the fee at the time of purchase. These other investors may be charged when they redeem their shares. The Fund charges the 0.25% transaction fee to shareholders so that other shareholders do not indirectly pay for purchases or redemptions that do not relate to their shares. Forward Funds, Inc. reserves the right to add a similar purchase or redemption fee in the future on all transactions if we think it is necessary to protect the Funds' long-term investors. Shares of the Fund's may be offered without a 0.25% transaction fee to:

         (1) tax-exempt organizations enumerated in section 501(c)(3) of the Internal Revenue code of 1986, as amended (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more;

         (2)      qualified  employee  benefit  plans  established  pursuant  to
                  Section 457 of the Code that have established omnibus accounts with the Funds;

         (3) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Funds (plan sponsors are encouraged to notify
                  the   Funds'   distributor   when  they  first satisfy the
                  requirements);

         (4) any unit investment trusts registered under the Investment Company Act of 1940 which have shares of the Funds as a principal investment;

         (5)      employee participants of organizations adopting a 401(k) Plan;

         (6) financial institutions purchasing shares of the Funds for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the distributor; and

         (7) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

         Minimum Initial Investment Amount:

                       $2,500 for non-retirement accounts
                          $250 for retirement accounts

Subsequent investments for all Funds and classes require a minimum of $250. Broker-dealers may charge their customers a transaction or service fee.

     Institutional Shares: Offered to certain investors of the Hoover Small Cap Equity Fund

Certain financial institutions, pension or 401(k) plans, or investment advisers or individuals purchasing more than $250,000 worth of shares of the Hoover Small Cap Equity Fund may elect to purchase Institutional Class Shares. Under a shareholder services plan for Institutional Class shares, the Hoover Small Cap Equity Fund may pay an authorized firm up to 0.35% of average daily net assets attributable to its customers who are Institutional Class shareholders. For this fee, the authorized firms provide various recordkeeping or administrative services and/or shareholder service assistance. Holders of Institutional Class shares pay all fees and expenses attributable to those shares. The authorized firms may charge extra for services other than those provided under the shareholder services plan and should furnish clients who own Institutional Class shares with a schedule explaining the fees.

         About Your Purchase:

When you purchase shares, you will pay the net asset value that is next calculated after we receive your order. If you place an order for the purchase of shares through a broker-dealer, the sale price will be the net asset value as so determined, but only if the dealer receives the order and transmits it to Forward Funds, Inc. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to transmit your order before the daily pricing time, your right to that day's closing price must be settled between the broker-dealer and you. Purchases of shares of a Fund will be effected only on a Business Day. An order received prior to the daily pricing time on any Business Day is processed at that day's NAV. An order received after the pricing time on any Business Day is processed at the net asset value determined as of the pricing time on the next Business Day of the Funds.

Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. Forward Funds, Inc., Provident Distributors, Inc. or your dealer can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.

To open an account you can mail a check or other negotiable bank draft in the minimum amounts described above (payable to the particular Fund) with a completed and signed Account Application Form to Forward Funds, Inc., c/o PFPC, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184. Call 1-800-999-6809 for an Account Application Form. A completed investment application must indicate a valid taxpayer identification number and must be certified as your taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification numbers.

The issuance of shares is recorded on the books of the Fund electronically. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of the Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.

Forward Funds, Inc. reserves the right to refuse any request to purchase shares of its Funds.

                               EXCHANGE PRIVILEGE

You can exchange your shares of any Fund for shares of any other Fund or with a money market fund, the Vista U.S. Government Money Market Fund, a portfolio of Mutual Fund Trust, for which The Chase Manhattan Bank acts as investment adviser. The Institutional Class of shares are not exchangeable. There are no fees for exchanges. However, transaction fees will be applied to any exchanges made above the annual limit of four exchanges per account (or two round trips). You may also pay a transaction fee if you initially purchased shares of the money market fund and exchange them for shares of a Fund. Before you decide to exchange shares, you should read the prospectus information about the Fund or money market fund involved in your exchange. You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call the Transfer Agent at 1-800-999-6809 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $1,000. In order to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Funds being acquired may legally be sold and may be modified, limited or terminated at any time by a fund upon 60 days' written notice.


You should not view the exchange privilege as a means for market timing (taking advantage of short-term swings in the market), and we limit the number of exchanges you may make to four exchanges per account (or two rounds trips) per calendar year without a transaction fee. Forward Funds, Inc. also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. Forward Funds, Inc. may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change. For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

                                REDEEMING SHARES

You may redeem your shares on any business day. Redemptions are priced at the net asset value per share next determined after receipt of a redemption request by the Distributor or Forward Funds, Inc. or its agents. Redemptions may be made by check, wire transfer, telephone, mail or through the Internet. Forward Funds, Inc. intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in portfolio securities at a market value equal to the redemption price. In such cases, you may incur brokerage costs in converting the portfolio securities to cash. Broker-dealers may charge their customers a transaction or service fee.

Signature Guarantee

If the proceeds of the redemption are greater than $50,000, or are to be paid to someone other than the registered holder, or to other than the shareholder's address of record, or if the shares are to be transferred, your signature must be guaranteed by a commercial bank, trust company, savings association or credit union as defined by the Federal Deposit Insurance Act, or by a securities firm having membership on a recognized national securities exchange. These signature guarantees are not required for shares when an application is on file with the Transfer Agent and payment is to be made to the shareholder of record at the shareholder's address of record. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

By Wire Transfer


You can arrange for the proceeds of redemption to be sent by federal wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Account Application Form. If a request for expedited wire redemption is received by Forward Funds, Inc. prior to the close of the New York Stock Exchange the shares will be redeemed that day at the next determined net asset value and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Forward Funds, Inc. for up to seven (7) days if the Distributor deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Once authorization is on file, Forward Funds, Inc. will honor requests by any person identifying himself or herself as the owner of an account or the owner's broker by telephone at 1-800-999-6809 or by written instructions. Forward Funds, Inc. cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Forward Funds, Inc. reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PFPC, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184. This redemption option does not apply to shares held in broker "street name" accounts. A wire transfer fee will be charged by the Funds and the fee is specified for each Fund in the Expense Table.

By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application Form. If you did not originally select the telephone option, you must provide written instructions to Forward Funds, Inc. to add it. You may have the proceeds mailed to your address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments by wire will be transmitted on the next Business Day.


Forward Funds, Inc.'s Account Application Form provides that none of Webster, the Transfer Agent, the Sub-Advisers, Forward Funds, Inc. or any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Funds' administrator, PFPC, Inc., to be genuine. Forward Funds, Inc. will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account. If you are unable to contact the Funds by telephone, you may also mail the redemption request to Forward Funds, Inc.

By Mail

To redeem by mail, you must send a written request for redemption to the Transfer Agent. The Transfer Agent's address is: PFPC, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply:
(1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record and
(3) an application is on file with the Transfer Agent. Signature guarantees are also waived if the proceeds of the redemption request will meet the above conditions and be less than $50,000. You may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, you must send a written request to the Transfer Agent. In connection with that request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.

For purposes of this policy, the term "eligible guarantor institution" includes banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934, as amended.

Payments to Shareholders

Redemption orders are valued at the net asset value per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven (7) days after receipt of a valid request for redemption.

At various times, Forward Funds, Inc. may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last ten (10) business days or more. The Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer of federal funds. Forward Funds, Inc. intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment for certain large redemptions may be made wholly or partly in portfolio securities which have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

                              INTERNET TRANSACTIONS

You may purchase and redeem shares of the Funds through the Internet. Please note that to purchase Fund shares you must be an existing shareholder of a Fund. You may not open an account with the Fund via the Internet. To effect transactions in Fund shares via the Internet, you must first contact Forward Funds, Inc. at 1-800-999-6809 to obtain a password and a Personal Identification Number ("PIN"). Second, visit the Forward Funds, Inc. web site at http://www.forwardfunds.com and follow the directions specified on the web site for transactions in Fund shares. Note that general information about Forward Funds, Inc. and specific information about your accounts is also available on the web site.

                   DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

Forward Funds, Inc. has adopted a distribution plan under Rule 12b-1 (the "Plan") which allows each Fund to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund's average daily net assets. Each Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of its shares. In addition, payments under the Plan may be made to banks and their affiliates and other institutions, including broker-dealers, for the provision of administrative and/or shareholder services. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost more than other types of sales charges. Shareholders owning Institutional Class shares of the Hoover Small Cap Equity Fund will not be subject to the Plan or any 12b-1 fees.

Forward Funds, Inc. has adopted a Shareholder Service Plan with respect to the shares of each Fund. Under the Shareholder Service Plan, each Fund is authorized to pay third party service providers for certain expenses incurred in connection with providing services to shareholders. Payments under the Plan are calculated daily and paid monthly at an annual rate not to exceed 0.10% of the average daily net assets of a Fund. Institutional Class shares of the Hoover Small Cap Equity Fund are subject to a Shareholder Service Plan fee of up to 0.35% of average daily net assets.


These Plans may be terminated by a vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of Forward Funds, Inc. and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans, or by a vote of a majority of the shares subject to the Plans.

                               DIVIDENDS AND TAXES

The Garzarelli U.S. Equity, Hoover Small Cap Equity, and Hansberger International Growth Funds expect to pay dividends of net investment income and to distribute capital gains annually. The Uniplan Real Estate Investment Fund expects to declare and pay income dividends quarterly and to distribute capital gains annually. A shareholder will automatically receive all income, dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, write to the Transfer Agent at PFPC, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184.

Federal Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.


Each Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive.

A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of a particular distribution will be the same for all of a Fund's shareholders. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them.

Each year, the Funds will send shareholders tax reports detailing the tax status of any distributions for that year.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                               GENERAL INFORMATION

Shareholder Communications


You may obtain current price, yield and other performance information on any of the Funds between the hours of 9:00 a.m. to 5:00 p.m. Eastern Standard time by calling 1-800-999-6809 from any touch-tone telephone. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports audited by independent public accountants. If you have any questions about Forward Funds, Inc. write to PFPC, P.O. Box 5184, Westborough, Massachusetts 01581-5184, or call toll free at 1-800-999-6809.

You should rely only on the information provided in this Prospectus and the Statement of Additional Information concerning the offering of the Funds' shares. We have not authorized anyone to give any information that is not already contained in this Prospectus. Shares of the Funds are offered only where the sale is legal.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance and other financial information since inception. Certain information reflects financial results for a single Fund share. "Total return" shows how much an investment in each Fund increased assuming reinvestment of all dividends and distributions. This information has been audited by Arthur Andersen LLP, Forward Funds, Inc.'s independent public accountants. The Funds' financial statements are incorporated by reference from the Funds' annual report which was filed with the Securities and Exchange Commission on _____________, 2000.

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Period.


                                                                                                                Uniplan
                                           Garzarelli              Hansberger                Hoover           Real Estate
                                          U.S. Equity        International Growth   Small Cap Equity Fund(1)   Investment
                                            Fund(1)                 Fund (1)                                     Fund(2)
                                       Period      Year       Period      Year        Period      Year Ended     Period
                                       Ended      Ended       Ended       Ended       Ended        December      Ended
                                      December   December    December    December    December      31, 1999     December
                                      31, 1998   31, 1999    31, 1998    31, 1999    31, 1998                   31, 1999
----------------------------------- ----------- ----------- ----------- ----------- ----------- ------------ -------------


Net Asset Value, Beginning of Period    $10.00     $12.08      $10.00      $11.29      $10.00      $11.40       $10.00

Income (loss) from Investment
Operations

  Net Investment Income/(loss)            0.01       0.00+       0.02        0.21        0.00+      (0.07)        0.41
  Net realized and unrealized
     gain/(loss) on investments           2.08       2.36        1.30        2.63        1.41        0.86        (1.24)
                                      ----------- ----------- ----------- ----------- ----------- ------------ -----------
  Total from Investment Operations        2.09       2.36        1.32        2.84        1.41        0.79        (0.83)
                                      ----------- ----------- ----------- ----------- ----------- ------------ -----------

Less Dividends:
  From net investment income             (0.01)     (0.00)      (0.02)      (0.20)    (0.00)+       (0.00)+      (0.38)
  In excess of net investment income     (0.00)+    --          (0.01)      --        (0.01)        (0.00)+       --
  From capital gains                     --         (0.06)      --          --          --          --            --
  Tax return of capital                  --         --          --          --          --          --            --
                                      ----------- ----------- ----------- ----------- ----------- ------------ -----------
  Total Dividends                        (0.01)     (0.06)      (0.03)      (0.20)      (0.01)      (0.00)       (0.38)
                                      ----------- ----------- ----------- ----------- ----------- ------------ -----------
Net increase/(decrease) in net asset
    value                                 2.08       2.30        1.29        2.64        1.40        0.79        (1.21)
Net Asset Value, End of Period          $12.08     $14.38      $11.29      $13.93      $11.40      $12.19        $8.79
                                      =========== =========== =========== =========== =========== ============ ===========
Total Return(A)                          20.93%     19.50%      13.23%      25.15%      13.99%       7.03%       (9.10)%

Rates/Supplemental Data
Net Assets, End of Period (000s)       $36,407    $40,432     $23,170     $25,887     $31,838     $46,748         $4,568
Ratios to average net assets:
  Net investment income/(loss)
     including reimbursement/waiver       0.24%*    (0.02)%      0.87%*      1.65%       0.21%*     (0.54)%       5.64%*
  Operating expenses including
     reimbursement/waiver:                1.40%*     1.40%       1.60%*      1.60%       1.45%*      1.45%*       1.80%*
  Operating expenses excluding
     reimbursement/waiver                 1.60%*     1.46%       2.46%*      2.30%       3.19%*      2.00%        4.02%*
  Portfolio turnover rate                26%        30%          8%         31%         23%        134%           0%



-------------------
*        Annualized
+        Amount represents less than $0.01 per share.
(1)      The Fund commenced operations on October 1, 1998.
(2)      The Fund commenced operations on May 10, 1999.
(A) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period.

(Inside Prospectus back cover page)

Forward Funds, Inc.


The Hansberger International Growth Fund
The Uniplan Real Estate Investment Fund
The Hoover Small Cap Equity Fund
The Garzarelli U.S. Equity Fund

Investment Adviser
Webster Investment Management Company, LLC

Sub-Advisers

Garzarelli Investment Management, LLC    (The Garzarelli U.S. Equity Fund)
Hoover Investment Management, LLC        (The Hoover Small Cap Equity Fund)
Hansberger Global Investors Inc.         (The Hansberger International Growth Fund)
Uniplan, Inc.                            (The Uniplan Real Estate Investment Fund)

Administrator
PFPC, Inc.

Distributor
Provident Distributors, Inc.

Counsel
Dechert Price & Rhoads

Independent Public Accountants
Arthur Andersen, LLP

Custodian
Brown Brothers Harriman & Co.

Transfer Agent
PFPC, Inc.

(Outside Prospectus back cover page)


                                     (LOGO)
                               FORWARD FUNDS, INC.

                    The Hansberger International Growth Fund
                     The Uniplan Real Estate Investment Fund
                        The Hoover Small Cap Equity Fund
                         The Garzarelli U.S. Equity Fund

                             Want more information?

You can find out more about our funds by viewing the following documents:

Annual and semi-annual reports

Our annual and semi-annual reports list the holdings of each Fund, describe each Fund's performance, include the Funds' financial statements, and discuss the market conditions and strategies that significantly affected the Funds' performance.

Statement of Additional Information

The Statement of Additional Information ("SAI") contains additional and more detailed information about each Fund, and is considered a part of this Prospectus.

                   How do I obtain a copy of these documents?

By following one of the three procedures below:

1.  Call or write, and copies will be sent to you free of charge:

                     Forward Funds, Inc.
                     433 California Street, Suite 1010
                     San Francisco, CA 94104
                     1-202-942-8090

2. Call or write to the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below.

                     Public Reference Section of the SEC
                     Washington, D.C. 20549-6009
                     1-202-942-8090

3. Go to the SEC's web site at www.sec.gov and download to your computer a free text-only copy.

4. After paying a duplicating fee, you may also send an electronic  request
to the SEC at publicinfo@sec.gov.         [SEC File Number: 811-8419]

                               FORWARD FUNDS, INC.

                              433 California Street
                                   Suite 1010
                         San Francisco, California 94104
                                 1-800-999-6809


                       Statement of Additional Information
                                dated May 1, 2000

Forward Funds, Inc. (the "Company") is an open-end management investment company commonly known as a mutual fund. The Company offers three diversified investment portfolios, The Hansberger International Growth Fund (formerly known as The International Equity Fund), The Hoover Small Cap Equity Fund (formerly The Small Capitalization Equity Fund), and The Garzarelli U.S. Equity Fund (formerly the U.S. Equity Fund) and one non-diversified investment portfolio, The Uniplan Real Estate Investment Fund (formerly known as The Real Estate Investment Fund) (collectively, the "Funds"). There is no assurance that any of the Funds will achieve its objective.

This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Funds' Prospectus, dated May 1, 2000 ("Prospectus"), which has been filed with the Securities and Exchange Commission ("SEC"). A copy of the Prospectus for the Funds may be obtained free of charge by calling the Distributor at 1-800-999-6809.

                                TABLE OF CONTENTS
                                                                            Page

ORGANIZATION OF FORWARD FUNDS, INC.............................................2

MANAGEMENT OF THE FUNDS........................................................2

INVESTMENT OBJECTIVES AND POLICIES............................................11

INVESTMENT RESTRICTIONS.......................................................13

SUPPLEMENTAL  DISCUSSION OF INVESTMENT TECHNIQUES AND RISKS ASSOCIATED WITH
   THE FUNDS' INVESTMENT POLICIES AND INVESTMENT TECHNIQUES ..................14

PORTFOLIO TRANSACTIONS........................................................28

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................29

DETERMINATION OF SHARE PRICE..................................................31

SHAREHOLDER SERVICES AND PRIVILEGES...........................................32

DISTRIBUTIONS.................................................................33

TAX CONSIDERATIONS............................................................33

SHAREHOLDER INFORMATION.......................................................38

CALCULATION OF PERFORMANCE DATA...............................................39

GENERAL INFORMATION...........................................................40

FINANCIAL STATEMENTS..........................................................42

APPENDIX A....................................................................43

                       ORGANIZATION OF FORWARD FUNDS, INC.

Forward Funds, Inc. is an open-end management investment company which offers three diversified investment portfolios and one non-diversified investment portfolio. The Company was incorporated in Maryland on October 3, 1997.

The authorized capital stock of the Company consists of one billion four hundred million (1,400,000,000) shares of two classes of common stock having a par value of $0.001 per share (fifty million shares are allocated as Institutional Class shares of the Hoover Small Cap Equity Fund). The Board of Directors of the Company has designated the stock into four series, the Hoover Small Cap Equity Fund, the Garzarelli U.S. Equity Fund, the Hansberger International Growth Fund, and the Uniplan Real Estate Investment Fund, and has authorized the series to offer two classes. Each Fund other than the Hoover Small Cap Equity Fund currently offers one class of shares. The Hoover Small Cap Fund offers a second class of shares called the Institutional Shares to institutional investors and investors meeting certain purchase qualifications. These shares and the other shares offered by the Funds are described herein as Shares. Holders of Shares of the Funds of the Company have one vote for each Share held, and a proportionate fraction of a vote for each fractional Share. All Shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at the option of the shareholder. Shares have no preemptive rights.


The Board of Directors may classify or reclassify any unissued Shares of the Company into Shares of another class or series by setting or changing in any one or more respects, from time to time, prior to the issuance of such Shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such Shares.

                             MANAGEMENT OF THE FUNDS

Board of Directors. The Company's Board of Directors oversees the management and business of the Funds. The Directors are elected by Shareholders of the Company. There are currently three directors, two of whom are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of that person's affiliation with the Company, its distributor, its investment advisers or otherwise. The Directors and Officers of the Company are listed below. Their affiliations over the last five years are set forth below. An asterisk (*) has been placed next to the name of each Director who is an "interested person."


                                                                                  PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                  POSITIONS HELD WITH THE FUND             DURING THE PAST FIVE YEARS

Haig G. Mardikian                      Director                                 Owner of Haig G. Mardikian
Hearst Building, Suite 1000                                                       Enterprises, a real estate
San Francisco, CA 94118                                                           investment business; a general
[DOB:     ]                                                                       partner of M & B Development;
Age: 50                                                                           general partner of George M.
                                                                                  Mardikian Enterprises; and
                                                                                  president and director of
                                                                                  Adiuvana-Invest, Inc. Mr.
                                                                                  Mardikian has served as Managing
                                                                                  Director of the United
                                                                                  Broadcasting Company and Chairman
                                                                                  and Director of SIFE Trust Fund.

Leo T. McCarthy                        Director                                 President, The Daniel Group, an
One Market, Steuart Tower                                                         international trade consulting
Suite 1604                                                                        partnership (January 1995 -
San Francisco, CA 94105                                                           present); Director, Parnassus
[DOB:     ]                                                                       Funds (1998 - present); Director,
Age: 67                                                                           Linear Technology Corporation
                                                                                  (July 1994 - present);
                                                                                  Lieutenant Governorof
                                                                                  the State of California (January 1983-
                                                                                  December 1994).

Ronald Pelosi*                         President, Director.                     Owner, Grayville & Co., LLC
433 California Street, Suite 1010                                                 (December 1998 - present);
San Francisco, CA 94104                                                           President and Managing Director,
[DOB:     ]                                                                       Webster Investment Management
Age:  63                                                                          Company LLC (August 1998 - presents);
                                                                                  President, Sutton Place Management
                                                                                  Co., Inc. (June 1997 - August 1998);
                                                                                  Principal, Grayville Associates, a
                                                                                  business consulting firm (June 1996 -
                                                                                  present); Mr. Pelosi was formerly
                                                                                  a vice President of Korn Ferry International,
                                                                                  an executive search consulting
                                                                                  (June 1994 - June 1996)and President
                                                                                  of Ironstong Partners, business consultants
                                                                                  January 1993 - June 1994).




                                                                                  PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                  POSITIONS HELD WITH THE FUND             DURING THE PAST FIVE YEARS

Carl Katerndahl                        Executive Vice President and             Owner, Grayville & Co., LLC
433 California Street, Suite 1010      Secretary                                  (December 1998 - present);
San Francisco, CA 94104                                                           Executive Vice President and
[DOB:    ]                                                                        Managing Director, Webster
Age: 36                                                                           Investment Management Company LLC
                                                                                  August 1998 - presents);
                                                                                  Managing Director and Secretary,
                                                                                  Sutton Place Management Co.,
                                                                                  Inc.(April 1998 - August);
                                                                                  Client Service/Sales Representative,
                                                                                  NWQ Investment Management Group
                                                                                  (April 1997 - March 1998); Consultant,
                                                                                  Morgan Stanley Dean Witter (April 1993 -
                                                                                  March 1997); Senior Portfolio Manager,
                                                                                  Prudential Securities (April 1998 -
                                                                                  March 1990).


John P. McGowan                        Treasurer                                Senior Vice President, Webster
433 California Street, Suite 1010                                                 Investment Management LLC June
San Francisco, CA 94104                                                           1999 - present; Vice President,
[DOB:      ]                                                                      Client Services, First Data
Age: 35                                                                           Investor Services Group, June 1998 -
                                                                                  May 1999; Assistant Vice President,
                                                                                  Trust and Investment Services
                                                                                  Division, M & T Bank, November 1992 -
                                                                                  May 1998.

Therese M. Hogan                       Assistant Secretary                      Manager (State Regulations), PFPC,
433 California Street, Suite 1010                                                 Inc. (June 1994 - present); Senior
San Francisco, CA 94104                                                           Legal Assistant, Palmer & Dodge
[DOB:      ]                                                                      (October 1993 - 1994).
Age: 35

Susan T. Naughton                      Assistant Treasurer                      Section Manager, Treasury/Financial
433 California Street, Suite 1010                                                 Reporting Department, PFPC, Inc.
San Francisco, CA 94104                                                           (January 1995 - present);
[DOB:    ]                                                                        Supervisor, International Funds,
Age:  39                                                                          Mutual Funds Accounting
                                                                                  Department, PFPC, Inc. (1993 -
                                                                                  1995).
Brian O'Neill                          Assistant Treasurer                      Director, Accounting Services Unit
433 California Street, Suite 1010                                                 of  PFPC, Inc. (January 1994 -
San Francisco, CA 94104                                                           present); Supervisor, Accounting
[DOB:   ]                                                                         Services Unit, PFPC, Inc. (1992 -
Age:  31                                                                          1994).


                        COMPENSATION RECEIVED FROM FUNDS
                             AS OF DECEMBER 31, 1999


                                                    Pension or
                               Aggregate        Retirement Benefits     Estimated Annual     Total Compensation
                           Compensation From     Accrued As Part of      Benefits Upon       From Fund and Fund
                               the Funds          Funds' Expenses          Retirement             Complex
------------------------- --------------------- --------------------- --------------------- ---------------------
Haig G. Mardikian                [$12,000]               $0                    $0                  [$12,000]
Leo T. McCarthy                  [$12,000]               $0                    $0                  [$12,000]
Ronald Pelosi                      $0                    $0                    $0                   $0

The Funds pay each Director who is not an interested person (as defined under the 1940 Act) an annual fee of $12,000 (Directors receive $3,000 per regular meeting and $1,000 for each special meeting attended in person, and receive half that amount if they participate by telephone). Officers of the Funds and Directors who are interested persons of the Funds do not receive any compensation from the Funds or any other funds managed by the Investment Adviser or Sub-Advisers. As of December 31, 1999, the Officers and Directors owned less than 1% of the outstanding shares of the Funds.

Investment Advisers. Webster Investment Management Company LLC ("Webster" or the "Investment Adviser"), serves as the Investment Adviser to each Fund. Webster is a registered investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") that supervises the activities of each Sub-Adviser and has the authority to engage the services of different sub-advisers with the approval of the Directors of each of the respective Funds. Webster is located at 433 California Street, Suite 1010, San Francisco, California, 94104.

Webster has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Company's Board of Directors, but has delegated this authority to sub-advisers for all of the Funds. It also provides the Funds with ongoing management supervision and policy direction. Shareholders of the Funds have approved a proposal which would permit Webster to hire and terminate sub-advisers without shareholder approval and Webster is seeking authority to do so from the Securities and Exchange Commission. Webster has managed the Funds since September, 1998 and the Funds are its principal investment advisory clients. Daily investment decisions are made by the Sub-Adviser to each Fund, whose investment experience is described below. (Webster and the Sub-Advisers are collectively referred to herein as "Investment Advisers", "Advisers" or "Sub-Advisers").

The Garzarelli U.S. Equity Fund. Prior to February, 2000, the Garzarelli U.S. Equity Fund was known as the U.S. Equity Fund and its sub-adviser was Barclays Global Fund Advisors. Webster has engaged the services of Garzarelli Investment Management, LLC ("Garzarelli") to act as Sub-Adviser for the Garzarelli U.S. Equity Fund. Garzarelli is a registered investment adviser under the Advisers Act. [Webster owns 47% of Garzarelli's authorized, issued shares and Garzarelli Capital, Inc., at the same address as Garzarelli, owns 51% of such shares. Elaine Garzarelli owns 100% of Garzarelli Capital, Inc.] Garzarelli is located at 433 California Street, Suite 1010, San Francisco, California 94104. [As of December 31, 1999, Garzarelli served as investment adviser to ten private accounts with combined assets of $3.4 million. ]

The Hansberger International Growth Fund. Prior to February, 2000, the Hansberger International Growth Fund was known as the International Equity Fund and its sub-adviser was Templeton Investment Counsel, Inc. Webster has engaged the services of Hansberger Global Investors, Inc. ("HGI") to act as Sub-Adviser for The Hansberger International Growth Fund. HGI, a registered investment adviser under the Advisers Act, is located at 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, Florida 33301. As of December 31, 1999, HGI served as investment adviser or investment sub-adviser to 15 U.S. and foreign investment companies and 30 private accounts with combined assets of approximately $2.9 billion. HGI is a wholly-owned subsidiary of Hansberger Group, Inc. Mr. Thomas
L. Hansberger owns in excess 25% of the authorized, issued shares of Hansberger Group. None of the Officers or Directors of the Fund are affiliated with HGI.

The Uniplan Real Estate Investment Fund. Prior to February, 2000 the Uniplan Real Estate Investment Fund was known as the Real Estate Investment Fund. Webster has engaged the services of Uniplan, Inc. ("Uniplan") to act as Sub-Adviser for the Uniplan Real Estate Investment Fund. Uniplan, Inc. is an
investment management and counseling firm founded in 1984 and is registered under the Advisers Act. Uniplan and its affiliates had approximately [$246] million in assets under management as of [March 31, 1999]. Uniplan uses a value-oriented quantitative approach to investing in equity, fixed income, and REIT securities. Uniplan provides investment advice to other mutual funds, institutional clients and individual clients with substantial investment portfolios. Mr. Richard Imperiale is the portfolio manager for the Uniplan Real Estate Investment Fund. He is the President and founder of Uniplan. None of the Officers or Directors of the Fund are affiliated with Uniplan.

The Hoover Small Cap Equity Fund. Webster serves as Investment Adviser for the Hoover Small Cap Equity Fund. Webster has engaged the services of Hoover Investment Management, LLC ("HIM") to manage the Hoover Small Cap Equity Fund's assets on a day to day basis. HIM is a San Francisco-based registered investment advisor under the Adviser Act, formed in 1997 to provide asset management services to pension plans, endowments, foundations and high net worth individuals. As of December 31, 1999, HIM served as an investment adviser or investment subadviser to 10 separate accounts with assets of $226 million under management. The company focuses in the small capitalization sector using a combination of macro/top down as well as company specific/bottom up investment research. HIM invests in profitable, cash flow generating businesses that are undervalued and prefers companies with little Wall Street sponsorship and low institutional ownership. The goal is to find companies that are not in favor with Wall Street and identify a catalyst for growth, which will propel both the earnings and market recognition. This allows our investors to benefit from investments in companies entering periods of increased internal growth as well as from the expanding price-earnings multiples that ensuing market recognition can bring. Irene Hoover, CFA, is the portfolio manager for the Hoover Small Cap Equity Fund. She is the Managing member and Founder of HIM and owns 51% of the firm. Webster Investment Management, who provides sales, marketing and client service support to the firm owns the remaining 49% of HIM.

Investment Management and Subadvisory Agreements. Each Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net asset value of the respective funds:
[Hansberger International Growth Fund, 0.85% of the first $50 million of assets under management, 0.75% of the next $50 million, 0.65% of the next 150 million, 0.60% of the next $250 million and 0.55% on assets over $500 million; Uniplan Real Estate Investment Fund, 1.00% for the first $100 million of assets under management, 0.85% for the next $400 million of assets under management, and 0.70% on assets over $500 million; Hoover Small Cap Equity Fund, 1.05% of average daily net assets; and the Garzarelli U.S. Equity Fund, 0.80% for the first $100 million of assets under management, 0.725% for the next $400 million, and 0.65% on assets over $500 million.]

Neither the Investment Adviser nor the Sub-Advisers are required to furnish any personnel, overhead items, or facilities for the Company. All fees paid to the Investment Adviser by the Funds are computed and accrued daily and paid monthly based on the net asset value of shares of the Funds.

For the services provided pursuant to their Sub-Advisory Agreements with Webster, each Sub-Adviser receives a fee from Webster. [For its services to the Hansberger International Growth Fund, Webster pays Hansberger at a rate of 0.50% of average daily net assets. For its services to the Uniplan Real Estate Investment Fund, Webtser pays Uniplan 0.60% on the first $100 million of assets, 0.55% on assets over $100 million and up to $500 million and 0.45% on assets over $500 million. For its services to the Hoover Small Cap Equity Fund, Webster pays Hoover at a rate of 0.80% of that Fund's assets less than $500 million and 0.70% on amounts over $500 million. For its services to the Garzarelli U.S. Equity Fund, Webster pays Garzarelli at a rate of 0.55% on the first $100 million of that Fund's assets, 0.50% on the next $400 million, and 0.45% on assets over $500 million.]

[For the period ended December 31, 1998, the Funds paid investment advisory fees in the amounts of: $53,157 for the Hansberger International Growth Fund, $________ for the Uniplan Real Estate Investment Fund, $37,190 for the Hoover Small Cap Equity Fund and $54,438 for the Garzarelli U.S. Equity Fund. For the year ended December 31, 1999, the Funds paid investment advisory fees in the amounts of: $224,592 for the Hansberger International Growth Fund, $30,008 for the Uniplan Real Estate Investment Fund, $480,061 for the Hoover Small Cap Equity Fund and $232,611 for the Garzarelli U.S. Equity Fund.]

     [For the period ended December 31, 1998, Webster paid fees under the Subadvisory Agreements in the amount of: $________, for the Hansberger International Growth Fund, $_____ for the Uniplan Real Estate Investment Fund, $_______ for the Hoover Small Cap Equity Fund and $______ for the Garzarelli U.S. Equity Fund. For the year ended December 31, 1999, Webster paid fees under the Subadvisory Agreements in the amount of: $________, for the Hansberger International Growth Fund, $_____ for the Uniplan Real Estate Investment Fund, $_______ for the Hoover Small Cap Equity Fund and $______ for the Garzarelli U.S. Equity Fund.] Prior to [_________], Barclays Global Fund Advisors served as Sub-Adviser to the U.S. Equity Fund (currently the Garzarelli U.S. Equity Fund) and Templeton Investment Counsel, Inc. served as Sub-Adviser to International Equity Fund (currently the Hansberger International Growth Fund) and received payments under the Subadvisory Agreements.

Each Investment Management or Subadvisory Agreement will remain in effect for two years following its date of execution, and thereafter will automatically continue for successive annual periods as long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the respective Fund's outstanding Shares, as applicable, voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

Each such Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding Shares voting as a single class, or upon not less than 60 days' notice by such Adviser. Each Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

As described in the Prospectus the Adviser has agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.65% for the Hansberger International Growth Fund, 1.80% for the Uniplan Real Estate Investment Fund, 1.50% for the Hoover Small Cap Equity Fund and 1.45% for the Garzarelli U.S. Equity Fund. Pursuant to this agreement, each Fund will reimburse the Adviser for any fee waivers or expense reimbursements made by the Adviser, provided that any such reimbursements made by a Fund to the Adviser will not cause the Fund's expense limitation to exceed the amounts set forth above and the reimbursement is made within two years after the year in with he Adviser incurred the expense. Under the expense limitation agreement, Webster has waived advisory fees for the years ended December 31, 1998 and 1999 in the amounts of $48,389 and $163,751 respectfully for the Hansberger International Growth Fund; $0 and $66,901 for the Uniplan Real Estate Investment Fund; $61,755 and $249,280 for the Hoover Small Cap Equity Fund; and $17,420 and $21,615 for the Garzarelli U.S. Equity Fund.

Distributor. Shares of the Funds are distributed pursuant to an Agreement between the Company and Provident Distributors, Inc. (the "Distributor"), located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. The Distribution Agreement requires the Distributor to solicit orders for the sale of Shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days' written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Shares of the Funds are sold without a sales charge. The Distributor may use its own financial resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares to pay expenses associated with providing other services to Shareholders. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of Shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Company and/or other events sponsored by dealers. See the Prospectus of the Funds for information on how to purchase and sell Shares of the Funds, and the charges and expenses associated with an investment.

Codes of Ethics. The Company, Webster, the Sub-Advisers and the Distributor have adopted Codes of Ethics governing personal trading activities of all of their directors and officers and persons who, in connection with their regulation functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Codes of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund.

Administrative Services and Transfer Agent. PFPC, Inc. (formerly First Data Investors Services Group, Inc.) (hereinafter "PFPC", "Administrator" and
"Transfer Agent"), whose principal business address is 4400 Computer Drive, Westborough, Massachusetts 01581, acts as the Company's administrator and transfer agent. As Administrator, PFPC will perform corporate secretarial, treasury and blue sky services and act as fund accounting agent for the Funds. For its services as Administrator, the Funds will pay PFPC a monthly fee based on the average amount of assets invested in the Funds. PFPC will receive an annual fee of 0.20% up to and including the first $500 million in assets; 0.17% for assets between $500 million and $1 billion and 0.125% for all assets over $1 billion. In addition, the Funds will pay PFPC certain accounting fees and other expenses. The Administration Agreement between the Funds and PFPC has an initial term of five years and will renew automatically for successive two year terms. Pursuant to a Transfer Agency and Services Agreement, PFPC also acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Services Agreement has a term of five years and automatically renews for successive two year terms. PFPC is a majority-owned subsidiary of PNC Bank Corporation. Shareholder inquiries may be directed to PFPC at P.O. Box 5184, Westborough, Massachusetts 01581-5184.

Garzarelli Investment Management, LLC, sub-adviser to the Garzarelli U.S. Equity Fund, has hired Webster to perform certain administrative services that
Garzarelli would otherwise be required to perform under its subadvisory agreement with Webster. These services include assistance with certain recordkeeping and reporting requirements, as well as assistance with certain other regulatory and administrative matters. As compensation for these services, Garzarelli pays Webster a fee at an annual rate of 0.15% of the average daily net assets of the Fund.

Other Service Providers

Each Fund pays all expenses not assumed by Webster, the Sub-Advisers or the Administrator. Expenses paid by the Funds include: custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; Rule 12b-1 fees and shareholder service expenses pursuant to a Shareholder Service Plan and Distribution Plan; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of Shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Company; association dues; and costs of stationery and forms prepared exclusively for the Funds.

Shareholder Service and Distribution Plans. Each Fund has a Shareholder Service Plan and Distribution Plan applicable to Shares of the Funds (collectively, "Shareholder Service Plans"). The Company intends to operate the Shareholder Service Plans in accordance with their terms. Under the Shareholder Service Plans, third party service providers may be entitled to payment each month in connection with the offering, sale, and Shareholder servicing of Shares in amounts not to exceed 0.10% under the Shareholder Service Plan (except for Institutional Shares of the Hoover Small Cap Equity Fund which shall not exceed 0.35%) and 0.25% under the Distribution Plan (except for Institutional Shares of the Hoover Small Cap Equity Fund which are not subject to the Distribution Plan) of the average daily net assets of the shares of each Fund.

Under the Shareholder Service Plans, ongoing payments may be made on a quarterly basis to Participating Organizations for both distribution and shareholder servicing of Shares that are registered in the name of that Participating Organization as nominee or held in a Shareholder account that designates that Participating Organization as the dealer of record. These fees may also be used to cover the expenses of the Distributor primarily intended to result in the sale of shares of the Funds, including payments to Participating Organizations for selling shares of the Funds and for servicing shareholders. Activities for which these fees may be used include: overhead of the Distributor; printing of prospectuses and SAIs (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide Shareholder services; and costs of administering the Shareholder Service Plan.


In the event a Shareholder Service Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Shareholder Service Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Funds will receive payment under the Shareholder Service Plans without regard to actual distribution expenses incurred.

The Shareholder Service Plans have been approved by the Company's Board of Directors, including all of the Directors who are not interested persons of the Company, as defined in the 1940 Act. The Shareholder Service Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Shareholder Service Plans, cast in person at a meeting called for that purpose. The Shareholder Service Plans may be terminated as to the Company at any time, without any penalty, by such Directors or by a vote of a majority of the Company's outstanding Shares on 60 days' written notice.

Any change in the Shareholder Service Plans of the Funds that would materially increase the expenses paid by the Funds requires Shareholder approval; otherwise, the Shareholder Service Plans may be amended by the Board of Directors of the Funds, including a majority of those Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Service Plans or in any agreements related to it (the "Independent Directors"), by a vote cast in person.

Third party service providers are required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to them under the Shareholder Service Plans, as well as to furnish the Board with such other information as may reasonably be requested in connection with the payments made under the Shareholder Service Plans in order to enable the Board to make an informed determination of whether the Shareholder Service Plans should be continued.

         [For the fiscal year ended December 31, 1999, the following amounts were paid under the Distribution Plan:




----------------------------------- ------------------ --------------- --------------- ------------------ ----------------
                                        Hansberger      Uniplan Real       Hoover       Garzarelli U.S.      Total
                                      International       Estate         Small Cap       Equity Fund
                                       Growth Fund       Investment     Equity Fund
                                                           Fund
----------------------------------- ------------------ --------------- --------------- ------------------ ----------------
           Advertising                 $__________                                        $__________       $__________
----------------------------------- ------------------ --------------- --------------- ------------------ ----------------
     Printing and Mailing of           $__________                                        $__________       $__________
    Prospectuses to other than
       current shareholders

----------------------------------- ------------------ --------------- --------------- ------------------ ----------------
   Compensation to Underwriters        $__________                                        $__________       $__________
----------------------------------- ------------------ --------------- --------------- ------------------ ----------------
  Compensation to Broker-Dealers       $__________                                        $__________       $__________
----------------------------------- ------------------ --------------- --------------- ------------------ ----------------
              Other*                   $__________                                        $__________       $__________
----------------------------------- ------------------ --------------- --------------- ------------------ ----------------
              Total                    $__________                                        $__________       $__________
----------------------------------- ------------------ --------------- --------------- ------------------ ----------------


[* This includes consulting fees, miscellaneous shipping, filing and travel expenses, and storage of printed items. ]

         Administration of the Distribution Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made, that the Board of Directors approve all agreements implementing the Distribution Plan and that the Distribution Plan may be continued from year-to-year only if the Board of Directors concludes at least annually that continuation of the Distribution Plan is likely to benefit shareholders.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each of the Funds is a fundamental policy and as such may not be changed without a vote of the holders of a majority of the outstanding Shares of the relevant Fund. Non-fundamental policies of each of the Funds may be changed by the Company's Directors, without a vote of the holders of a majority of outstanding Shares of a Fund unless (i) the policy is expressly deemed to be a fundamental policy or (ii) the policy is expressly deemed to be changeable only by such majority vote. There can be no assurance that the investment objective of the Funds will be achieved.

Investment Policies

     The Garzarelli U.S. Equity Fund. The Equity Fund will seek its investment objective by investing primarily in equity securities of companies located in the United States.

The Hansberger International Growth Fund. The Hansberger International Growth Fund will seek its investment objective by investing primarily in equity securities of companies located outside the United States.

The Uniplan Real Estate Investment Fund. For the purpose of the Uniplan Real Estate Investment Fund, a real estate company is one that derives at least 50% of its revenue from real estate related activities or has at least 50% of its assets in real estate. Other than real estate investment trusts ("REITs"), most real estate companies do not pay dividends at a meaningful level. The Fund's sub-adviser expects that the Fund's investment in real estate companies will be directed toward REITs and other real estate operating companies that pay higher dividends relative to the stock market as a whole.

Prior to selecting specific investments for the Fund, the Fund's Sub-Adviser generally tracks real estate supply and demand across the United States by separating the country into eight geographic regions and then further into major metropolitan markets within those regions. Within each region, the Fund's
Sub-Adviser compiles a profile of supply and demand factors including: (1) vacancy rates by property type; (2) visible supply of new property based on building permit activity; (3) regional population, job and economic growth; and
(4) local trends in rental and property capitalization rates. The Fund's sub-adviser uses this data to determine which property types in which regions appear to be most favorably poised to outperform similar properties in other regions. The Fund's Sub-Adviser then proceeds to select investments that attempt to take advantage of those factors.

The Hoover Small Cap Equity Fund. The Hoover Small Cap Equity Fund will invest at least 65% of its total assets in the equity securities of companies with market capitalizations at the time of purchase no larger than the largest market capitalization of the companies included in the Russell 2000 Index as most recently reported. The Hoover Small Cap Equity Fund expects to invest predominantly in common stocks, but may also invest in all types of equity and debt securities including preferred stocks, convertible securities, warrants and foreign securities. There are no limits on types of equity or debt securities that may be purchased so long as they are publicly traded. Securities may be issued by companies located in the United States or in any other country and may include securities issued by governments or their agencies and instrumentalities. The Fund may continue to hold an investment even if its market capitalization exceeds the range of the Fund's other investments.

The Hoover Small Cap Equity Fund may invest up to 5% of its assets in securities of emerging markets. The Sub-Adviser has broad discretion to identify and invest in countries it considers to qualify as emerging markets' securities. However, an emerging market will generally be considered as one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (e.g., the World
Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities.

Debt securities held by the Hoover Small Cap Equity Fund may include securities rated in any rating category by a Nationally Recognized Securities Rating Organization ("NRSRO") or that are unrated. As a result, the Hoover Small Cap Equity Fund may invest in high risk, lower quality debt securities, commonly referred to as "junk bonds." Investment grade debt securities are securities rated at least Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Ratings Service (nationally recognized statistical ratings organizations), or if unrated, are determined to be of the same quality by the Sub-Adviser. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal but their capacity is more likely than higher grade debt securities to be weakened if there is a change in economic conditions or other circumstances. High yield ("junk") bonds are considered speculative with regard to the issuer's capacity to pay interest and repay principal and may be in default. The Hoover Small Cap Equity Fund will invest in debt securities rated at least Ba or B by Moody's or BB or B by Standard & Poor's or, if unrated, determined by the Sub-Adviser to be of the same quality. The Hoover Small Cap Equity Fund will limit its investment in junk bonds (i.e. those rated lower than the four highest rating categories or if unrated determined to be of comparable quality) to not more than 10% of the Fund's total assets.

Securities purchased by the Hoover Small Cap Equity Fund may be listed or unlisted in the markets where they trade and may be issued by companies in various industries, with various levels of market capitalization. The Hoover Small Cap Equity Fund will not invest more than 25% of its total assets in securities issued by companies in any one industry.

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund that may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if a Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in paragraph 1 below, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights. As a matter of fundamental policy, each Fund may not:

                  (1) invest 25% or more of the total value of its assets in a particular industry, except that the Uniplan Real Estate Investment Fund will invest over 25% of its assets in the real estate industry;

                  (2)     issue   senior  securities,   except  to  the  extent
                  permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or borrow money, except that a Fund may borrow up to 15% of its total assets from banks for temporary or emergency purposes;

                  (3) purchase or sell commodities or commodity contracts, except that each Fund may engage in futures transactions as described in the Prospectus;

                  (4) make loans, except that each Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed-time deposits) in accordance with its investment objective and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in this Prospectus;

                  (5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of
                  portfolio   securities,   a  Fund  may  be  deemed  to  be  an
                  underwriter;

                  (6) purchase real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein); or

                  (7)   purchase  securities  on margin  (except  for delayed
                  delivery  or  when-issued   transactions  or  such  short-term
                  credits as are necessary for the clearance of transactions).

                                 * * * * * * *

   SUPPLEMENTAL DISCUSSION OF INVESTMENT TECHNIQUES AND RISKS ASSOCIATED WITH
            THE FUNDS' INVESTMENT POLICIES AND INVESTMENT TECHNIQUES

Additional information concerning investment techniques and risks associated with certain of the Funds' investments is set forth below. Unless otherwise indicated, the discussion below pertains to all of the Funds.


Variable and Floating Rate Securities


Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

The Funds may engage in credit spread trades and invest in floating rate debt instruments ("floaters"). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against a rise in interest rates, although a Fund will participate in any declines in interest rates as well.

The Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and a Fund may accordingly be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. Each Fund will not invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

Mortgage-Related and Other Asset-Backed Securities

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association or "GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association or "FNMA" or the Federal Home Loan Mortgage Corporation or "FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

The Funds may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Adviser to correctly forecast interest rates and other economic factors.

Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loan which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.


Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC or the FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by each Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.


Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repurchase Agreements and Dollar Roll Arrangements" below), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. A Fund will not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Supplemental Discussion of Investment Techniques and Risks section of the SAI.

U.S. Government Obligations

Obligations of certain agencies and  instrumentalities  of the U.S.  Government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Convertible Securities

Each Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which a Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objective.

Securities Issued by Other Investment Companies


Each Fund may invest up to 10% of its total assets in shares of other investment companies. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in other investment companies.

Repurchase Agreements

Securities held by a Fund may be subject to repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect a Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, a Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to the Funds in connection with bankruptcy proceedings), it is the current policy of the Funds to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisers.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Funds may borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Sub-Advisers. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Derivative Instruments

The Funds may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds may also enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. A Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund will maintain a segregated account consisting of assets determined to be liquid by its Sub-Adviser in accordance with procedures established by the Board of Directors (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging the portfolio of the Fund.

The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Adviser to correctly forecast interest rates and other economic factors. If a Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss. The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed.


Swap Agreements. The Funds may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount", i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis". Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Sub-Advisers in accordance with procedures established by the Board of Directors, to limit any potential leveraging of the Fund's portfolio.


Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser or Sub-Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code"), may limit a Fund's ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options on Securities, Securities Indexes and Futures

The Funds may write covered put and call options and purchase put and call options on securities, securities indexes and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter. An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value.


One purpose of purchasing call options is to protect against substantial increases in prices of securities. The Funds may write a call or put option only if the option is "covered". A call option on a security or futures contract written by a fund is "covered" if the fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.


The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The Funds will cover call options on securities indexes that they write by owning securities whose price changes, in the opinion of the Investment Adviser or Sub-Adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Funds will receive a premium from writing a put or call option, which increases their gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund's security holdings being hedged.

A Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Company's limitation on investments in securities that are not readily marketable.

A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. Each Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the Investment Adviser's or Sub-Advisers' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. The Funds may invest in interest rate, stock index and foreign currency futures contracts and options thereon. There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money" .

The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Funds will use financial futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"). With respect to positions in financial futures and related options that do not qualify as "bona fide hedging," a Fund will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money", would not exceed 5% of the Fund's net assets.

A Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. The Funds may enter into these contracts for the purpose of hedging against foreign exchange risk arising from a Fund's investment or anticipated investment in securities denominated in foreign currencies. The Funds also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-Adviser, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Funds also may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

Illiquid Securities

The Funds may invest in an illiquid or restricted security if the Investment Adviser or Sub-Adviser believes that it presents an attractive investment opportunity. Each of the Funds may not invest more than 15% of its total assets in illiquid securities, measured at the time of investment. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of the Funds' liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Funds could realize upon disposition.

Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") and certain commercial paper that a Sub-Adviser has determined to be liquid under procedures approved by the Board of Directors).

A Fund's investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.


Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Lending of Portfolio Securities

In order to generate additional income, the Funds from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The lending Fund must receive 102% collateral in the form of cash or U.S. Government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. Loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Borrowing

Each of the Funds may borrow up to 15% of the value of its total assets from banks for temporary or emergency purposes. Under the 1940 Act, each of the Funds is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. The Funds may not engage in leveraging by means of borrowing which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Funds' net asset values. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in corporate debt securities that are rated below investment grade (rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Service ("S&P")) are described as "speculative" both by Moody's and S&P. Rating agencies may periodically change the rating assigned to a particular security. While the Sub-Advisers will take into account such changes in deciding whether to hold or sell a security, a Sub-Adviser is not required to sell a security that is downgraded to any particular rating.

Debt Securities


The Funds may invest in debt securities that are rated between BBB and as low as CCC by S&P and between Baa and as low as Caa by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Adviser or Sub-Advisers. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Funds' net asset values.


Bonds which are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated C by Moody's are the lowest rated class of bonds, and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds, and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Funds to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their investment objectives may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interests rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses seeking recovery.

Depositary Receipts


The Funds may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.
Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of each Fund's investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Loan Participations and Assignments

The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, a Fund's investments in loans are expected to take the form of loan participations and assignments of loans from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on the Funds' investments in loan participations and assignments with limited marketability. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, a Fund's rights against the borrower may be more limited than those held by the original lender.

Investment in Foreign and Developing Markets


The Hansberger International Growth Fund may purchase securities in any foreign country, developed or developing. Potential investors in The Hansberger International Growth Fund should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

The Fund attempts to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from its investment or anticipated investment in securities denominated in foreign currencies. The Fund may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by its Sub-Adviser, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Fund may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

Certificates of Deposit and Time Deposits

Each Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of one hundred million dollars ($100,000,000) (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

                             PORTFOLIO TRANSACTIONS

The Investment Adviser and Sub-Advisers (the "Adviser" or "Advisers") are authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Funds. In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement and/or Sub-Advisory Agreements, each Adviser determines which brokers are to be eligible to execute portfolio transactions of the Funds. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker", unless in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, each Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors such as the firm's ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Funds and/or the Advisers, and provide other services in addition to execution services. The placement of portfolio brokerage with broker-dealers who have sold Shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). The Advisers may also consider the sale of their shares as a factor in the selection of broker-dealers to execute its portfolio transactions.


While it will be the Company's general policy to seek to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Funds, an Adviser may also give weight to the ability of a broker to furnish brokerage and research services to the Funds or the Adviser. In negotiating commissions with a broker, the Adviser may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Funds or assists the Adviser in carrying out its responsibilities to the Funds or its other clients.

Purchases of the Funds' Shares also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by the Funds may also be appropriate for other clients served by the Funds' Advisers. If the purchase or sale of securities consistent with the investment policies of the applicable Fund and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and the Advisers' other clients in a manner deemed fair and reasonable by the Adviser. There is no specified formula for allocating such transactions.

         [For the year ended December 31, 1999, the Hansberger International Growth Fund paid $__________ , the Uniplan Real Estate Investment Fund paid $_______, the Hoover Small Cap Equity Fund paid $__________and the Garzarelli U.S. Equity Fund paid $__________, in commissions to brokers. The Funds did not pay any commissions to brokers who were affiliated with the Fund, the Adviser, or the Distributor, and any affiliated person of the foregoing.

[During the fiscal year ended December 31, 1999, the Funds directed brokerage transactions to brokers because of research services provided. The amount of such transactions and related commissions were as follows: for the Hansberger International Growth Equity Fund, $__________ in transactions and $__________ related commissions; for the Uniplan Real Estate Investment Fund, $__________ in transactions and $__________ in related commissions; for the Hoover Small Cap Equity Fund $_______ in transactions and $_______ in related commissions; and for the Garzarelli U.S. Equity Fund, $_________ in transactions and $______ in related commissions]

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer and/or by the Company's Distributor or Transfer Agent. The Funds may authorize one or more brokers to receive, on their behalf, purchase and redemption orders and such brokers are authorized to designate other intermediaries as approved by the Funds to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if approved by the Funds, a broker's authorized designee, receives the order. The Distributor, at its expense, may provide additional promotional incentives to dealers in connection with the sales of Shares and other funds managed by the Advisers. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such Shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the Shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.


Telephone Redemption and Exchange Privileges. As discussed in the Funds' Prospectus, the telephone redemption and exchange privileges are available for all Shareholder accounts except retirement accounts. The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

     1. Telephone redemption and/or exchange instructions received in good order before the pricing of the Funds on any day on which the NYSE is open for business (a "Business Day"), but not later than 4:00 p.m., Eastern time, will be processed at that day's closing net asset value. There is no fee for an exchange. If you redeem your shares by mail there is a $1.00 charge. If you choose to receive the proceeds from your redemption via wire transfer, there is an $8.00 charge.


     2. Telephone redemptions and/or exchange instructions should be made by dialing 1-800-999-6809.

     3. The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

     4. Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent:

          (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the application. This address cannot reflect any change within the previous sixty (60) days.

          (b)  Certain  account   information  will  need  to  be  provided  for
               verification purposes before the redemption will be executed.

          (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a 30 day period.

          (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

          (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

Matters Affecting Redemptions. Payments to shareholders for Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in proper form (payments by wire will generally be transmitted on the next Business
Day), except that the Company may suspend the right of redemption or postpone the date of payment as to the Funds during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds' shareholders. At various times, a Fund may be requested to redeem Shares for which it has not yet received good payment. Accordingly, a Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such Shares, which may take up to 10 business days.


The Funds intend to pay in cash for all Shares redeemed, but under abnormal conditions that make payment in cash unwise, the Funds may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Funds liquidate portfolio securities to meet redemptions, the Funds reserve the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such Shares.


Due to the relatively high cost of handling small investments, the Funds reserve the right, upon 30 days' written notice, to redeem, at net asset value, the Shares of any Shareholder whose account has a value of less than $1,000 in a Fund, other than as a result of a decline in the net asset value per Share. Before a Fund redeems such Shares and sends the proceeds to the shareholder, it will notify the Shareholder that the value of the shares in the account is less than the minimum amount and will allow the Shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where the Company has previously waived the minimum investment requirements and involuntary redemptions will not result from fluctuations in the value of the shareholder's Shares.

The value of Shares on redemption or repurchase may be more or less than the investor's investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

                          DETERMINATION OF SHARE PRICE

The net asset value and offering price of each of the Funds' Shares will be determined once daily as of the close of trading on the NYSE (4:00 p.m., Eastern time) during each day on which the NYSE is open for trading, the Federal Reserve Bank of San Francisco is open, and any other day except days on which there are insufficient changes in the value of a Fund's portfolio securities to affect that Fund's net asset value or days on which no Shares are tendered for redemption and no order to purchase any Shares is received. As of the date of this SAI, the NYSE and/or the Federal Reserve Bank of San Francisco are closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities which are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of the Company. Puts, calls and futures contracts purchased and held by the Funds are valued at the close of the securities or commodities exchanges on which they are traded. Options on securities and indices purchased by the Funds generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded on the over the counter market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts will be valued with reference to established futures exchanges. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank or broker-dealer. The Funds generally value their holdings through the use of independent pricing agents, except for securities which are valued under the direction of the Board of Directors or which are valued by the Investment Adviser and/or Sub-Advisers using methodologies approved by the Board of Directors.

The net asset value per Share of each of the Funds will fluctuate as the value of the Funds' investments change. Net asset value per Share for each of the Funds for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund by the number of such Fund's outstanding Shares.

Orders received by dealers prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE provided the order is received by the Transfer Agent prior to its close of business that same day (normally 4:00 p.m., Eastern time). It is the responsibility of the dealer to insure that all orders are transmitted in a timely manner to a Fund. Orders received by dealers after the close of trading on the NYSE will be confirmed at the next computed offering price as described in the Funds' Prospectus.

                       SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing Shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in Shares on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended ("1934 Act"), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

All Shareholders will receive a confirmation of each new transaction in their accounts. CERTIFICATES REPRESENTING SHARES OF THE COMPANY WILL NOT BE ISSUED UNLESS THE SHAREHOLDER REQUESTS THEM IN WRITING.

Self-Employed and Corporate Retirement Plans. For self-employed individuals and corporate investors that wish to purchase Shares, there is available through the Company a Prototype Plan and Custody Agreement. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use Shares of the Company under a custodianship with another bank or trust company must make individual arrangements with such institution.

Individual Retirement Accounts. Investors having earned income are eligible to purchase Shares of the Funds under an individual retirement account ("IRA") pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans ("Simple IRAs") which employers may establish on behalf of their employees are also available. Full details on the IRA and Simple IRA are contained in Internal Revenue Service required disclosure statements, and the Custodian will not open an IRA until seven days after the investor has received such statement from the Company. An IRA funded by Shares of the Funds may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of Shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

                                  DISTRIBUTIONS


Shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional Shares of the Funds at the then current net asset value, with no sales charge. Alternatively, a Shareholder can elect at any time to receive dividends and/or capital gains distributions in cash. Shareholders who elect to receive cash dividends will pay a $10.00 annual account administration fee which is deducted out of dividends.


In the absence of such an election, each purchase of Shares of the Funds is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive the investor's dividends and distributions upon all Shares registered in the investor's name and to reinvest them in full and fractional Shares of the Funds at the applicable net asset value in effect at the close of business on the reinvestment date. A Shareholder may still at any time after a purchase of Shares of the Funds request that dividends and/or capital gains distributions be paid to the investor in cash.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their Shareholders. This discussion does not provide a detailed explanation of all tax consequences, and Shareholders are advised to consult their own tax advisers with respect to the particular consequences to them of an investment in the Funds.

Qualification as a Regulated Investment Company. Each of the Funds intends to qualify as a regulated investment company under the Code. To so qualify, a Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses).

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, each Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its Shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

Distributions. Dividends of investment company taxable income (including net short-term capital gains) are taxable to Shareholders as ordinary income, whether received in cash or reinvested in Fund Shares. The Funds' distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Funds' dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Funds as capital gains dividends are taxable to Shareholders, whether received in cash or reinvested in Fund Shares, as long-term capital gains, regardless of the length of time the Funds' Shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from the Funds' investment company taxable income or net capital gains may be characterized as a return of capital to Shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Funds and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the Net Asset Value of that Fund's Shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless may be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying Shares just prior to a distribution by a Fund. The price of Shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the Shareholder.

Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules. A Fund's transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. A Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments. A Fund's status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options, and forward contracts.

Certain transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds, and losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Constructive Sales. Under certain circumstances, a Fund may recognize a gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was substantially disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

Currency Fluctuation - Section 988 Gains and Losses. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Funds accrue receivables or expenses denominated in a foreign currency and the time the Funds actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts, and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its Shareholders as ordinary income.

Passive Foreign Investment Companies. Some of the Funds may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends, and gain from the sale of securities). If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Other Investment Companies. It is possible that by investing in other investment companies, the Funds may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Funds may limit the extent to which the Funds will be able to invest in other investment companies.


Real Estate Investment Fund Investments. A Fund may invest in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"). Although the Adviser does not intend to invest Fund assets in REITs that hold primarily residual interests in REMICS, under applicable Treasury regulations, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") may be subject to federal income tax. Excess inclusion income of the Fund may be allocated to shareholders of the Fund in proportion to the dividends received by the shareholders, with the same tax consequences as if the shareholder held the REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts or other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of Fund shares, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Adviser has not historically invested in Mortgage REITs or vehicles that primarily hold residual interest in REMICs and does not intend to do so in the future.

Sale or Other Disposition of Shares. Upon the sale or exchange of his Shares, a Shareholder will realize a taxable gain or loss depending upon his basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder's hands; gain will generally be taxed as long-term capital gain if the Shareholder's holding period is more than one year. Gain from disposition of Shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of Fund Shares held by the Shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the Shareholder with respect to such Shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring Fund Shares, (2) the Shares are disposed of before the 91st day after the date on which they were acquired, and
(3) the Shareholder subsequently acquires Shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of Shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the Shares exchanged all or a portion of the sales charge incurred in acquiring those Shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired Shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the Shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Shares.

Backup Withholding. The Funds generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to a Shareholder if (1) the Shareholder fails to furnish the Funds with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as the Funds may require, (2) the IRS notifies the Shareholder or the Funds that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's federal income tax liability.

Foreign Shareholders. Taxation of a Shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the applicable Fund is "effectively connected" with a U.S. trade or business carried on by such Shareholder.

If the income from the applicable Fund is not effectively connected with a U.S. trade or business carried on by a foreign Shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. The foreign Shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of Shares of the applicable Fund, capital gain dividends and amounts retained by the applicable Fund that are designated as undistributed capital gains.

If the income from the applicable Fund is effectively connected with a U.S. trade or business carried on by a foreign Shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the applicable Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Foreign noncorporate Shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such Shareholders furnish the Funds with proper certification of their foreign status.

The tax consequences to a foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.


Liquidation of Funds. The Board of Directors of the Company may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of a liquidation, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.


Future Changes in Law; Other Taxes. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the preceding conclusions, and any changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends and capital gains dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                             SHAREHOLDER INFORMATION

Certificates representing Shares of the Funds will not normally be issued to shareholders. The Transfer Agent will maintain an account for each Shareholder upon which the registration and transfer of Shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to Shares of the Funds by making payment in whole or in part in readily marketable securities chosen by the Company and valued as they are for purposes of computing the Funds' net asset values (redemption-in-kind). If payment is made in securities, a Shareholder may incur transaction expenses in converting theses securities to cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Funds are obligated to redeem Shares with respect to any one Shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the relevant Fund at the beginning of the period.

A Fund may effect a redemption in-kind to an "affiliated person" of a Fund, as defined under the 1940 Act, under procedures adopted by the Board of Directors designed to ensure that: (i) the redemption in-kind is effected at approximately the affiliated person's proportionate share of the distributing Fund's current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (ii) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; (iii) the redemption in-kind is consistent with the Fund's Prospectus and SAI; and (iv) neither the affiliated person nor any other party with the ability and the pecuniary incentive to influence the redemption in kind selects, or influences the selection of, the distributed securities.


                         CALCULATION OF PERFORMANCE DATA

The Funds may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1, 5 and 10 years (up to the life of the Funds), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)n = ERV

Where:

   P =   a hypothetical  initial  payment of $1,000,
   T =   the average annual total return,
   n =   the  number of years,  and
   ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Funds may advertise their average annual total return over various periods of time. These total return figures show the average percentage change in the value of an investment in the Funds from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's Shares and assume that any income dividends and/or capital gains distributions made by the Funds during the period were reinvested in Shares of the Funds. Figures will be given for 1, 5 and 10 year periods (if applicable) and may be given for other periods as well (such as from commencement of the applicable Fund's operations, or on a year-by-year basis).

Quotations of yield for the Funds will be based on all investment income per Share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per Share on the last day of the period, according to the following formula:

                                2[(a-b+1)6 - 1]
                                  ----
                                   cd

Where:

   a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of Shares outstanding during the period that were entitled to receive dividends, and
   d = the maximum offering price per Share on the last day of the period.

Additional Performance Quotations. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns are based on past results and do not predict future performance.

Performance Comparisons. In reports or other communications to shareholders or in advertising material, each Fund may compare the performance of its Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If the Funds compare their performance to other funds or to relevant indexes, the Funds' performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Funds, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

Reports and promotional  literature may also contain the following  information:
(i) a description of the gross national or domestic product and populations, including age characteristics, of various countries and regions in which the Funds may invest, as compiled by various organizations, and projections of such information; (ii) the performance of U.S. equity and debt markets; (iii) the geographic distribution of the Company's portfolios; and (iv) the number of shareholders in the Funds and the dollar amount of the assets under management.

In addition, reports and promotional literature may contain information concerning the Sub-Advisers, or affiliates of the Company, including (i) performance rankings of other funds managed by the Sub-Advisers, or the individuals employed by the Sub-Advisers who exercise responsibility for the day-to-day management of the Company, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) lists of clients, the number of clients, or assets under management.

                               GENERAL INFORMATION

Description of the Company and Its Shares


The Company was organized as a Maryland corporation in 1997 and consists of the four Funds described in the Prospectus and this SAI. Each Fund has one class of shares, except the Hoover Small Cap Equity Fund which has two classes of shares. Each Share represents an equal proportionate interest in a Fund with other Shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors. Shareholders are entitled to one vote for each Share owned.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Articles of Incorporation, the 1940 Act or other authority except, under certain circumstances, to elect Directors, amend the Certificate of Incorporation, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Company may elect not to have an annual or special meeting.

The Company will call a special meeting of Shareholders for purposes of considering the removal of one or more Directors upon written request therefor from Shareholders holding not less than 10% of the outstanding votes of the Company. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding Shares of the Company), by majority vote, has the power to remove one or more Directors.

HOOVER SMALL CAP EQUITY FUND:
----------------------------

         The following individuals owned more than 25% of voting securities of the Fund as of February 24, 2000.

Name and Address                                                      Percentage
----------------                                                      ----------
Charles Schwab & Company Inc.                                         56.50
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  9410004-4122
Sutton Place Associates                                               30.46
One Embarcedero Center, Suite 1050
San Francisco, CA  94111
MUIR & Co.                                                            6.69
C/O Frost National Bank
P.O. Box 2479
San Antonio, TX  78298-2479

HANSBERGER INTERNATIONAL GROWTH FUND
------------------------------------

         The following individuals owned more than 25% of voting securities of the Fund as of February 24, 2000.

Name and Address                                                      Percentage
----------------                                                      ----------
Sutton Place Associates                                               98.96
One Embarcedero Center, Suite 1050
San Francisco, CA  94111


GARZARELLI U.S. EQUITY FUND:
---------------------------

         The following individuals owned more than 25% of voting securities of the Fund as of February 24, 2000.

Name and Address                                                      Percentage
----------------                                                      ----------
Sutton Place Associates                                               99.54
One Embarcedero Center, Suite 1050
San Francisco, CA  94111


UNIPLAN REAL ESTATE INVESTMENT FUND:
-----------------------------------

         The following individuals owned more than 25% of the voting securities of the Fund as of February 24, 2000.

Name and Address                                                      Percentage
----------------                                                      ----------
Sutton Place Associates                                               99.50
One Embarcedero Center, Suite 1050
San Francisco, CA  94111


Other Information. The Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Funds' Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their investments in the Funds through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent certified public accountants.

Performance Information

From time to time performance information for a Fund showing its average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and Shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance.

Investors may also judge the performance of a Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indexes such as those prepared by various services, which indexes may be published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about a Fund that appears in such publications may be included in advertisements, in sales literature and in reports to Shareholders. For further information regarding such services and publications, see "CALCULATION OF PERFORMANCE DATA."

Total return and yield are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Any fees charged with respect to customer accounts for investing in Shares of a Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted.

Custodian. Brown Brothers Harriman & Co. is each Fund's custodian. Its principal business address is 40 Water Street, Boston, Massachusetts 02109. Brown Brothers is responsible for the custody of each Fund's assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. Brown Brothers Harriman & Co. takes no part in the decisions relating to the purchase or sale of the Company's portfolio securities.

Legal Counsel. Legal matters for the Company are handled by Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006.


Independent Public Accountants. Arthur Andersen, LLP, Spear Street Tower, 1 Market, Suite 1100, San Francisco, California 94105-3601, acts as independent auditors for the Company.

                              FINANCIAL STATEMENTS

Unaudited financial statements relating to the Funds will be prepared semi-annually and distributed to shareholders. The financial statements of the Funds appearing in the Annual Report to Shareholders for those funds for the year ended December 31, 1999 have been audited by Arthur Andersen LLP, independent public accountants. Such financial statements are incorporated herein by reference.

                                   APPENDIX A

                                Rated Investments

Corporate Bonds

         Excerpts from Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

         "Aaa": Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa": Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A": Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa": Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba": Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B": Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa": Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         Excerpts from Standard & Poor's Corporation ("S&P") description of its bond ratings:

         "AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         "AA": Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

         "A": Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         "BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         "BB," "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper

         The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Commercial Paper

         Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

         Moody's: The rating "Prime-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

         S&P: Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted "A-1+."

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

        (a)(1)  Articles of Incorporation(1)

           (2)  Articles Supplementary dated August 14, 1998(4)

           (3)  Articles Supplementary dated April 30, 1999(5)

        (b)     By-Laws(1)

        (c)     Not  Applicable

        (d)(1) Form of Amended Investment Management Agreement between the Company and Webster Investment Management LLC(5)

           (2)  Form of Amended and Restated Investment Management Agreement

           (3) Form of Investment Sub-Advisory Agreement between Hansberger Global Investors, Inc., the Company, and Webster Investment Management Company LLC on behalf of the Hansberger International Growth Fund

           (4)  Form of  Investment  Sub-Advisory Agreement  between  Garzarelli
                Investment Management, LLC, the Company and Webster Investment Management LLC on behalf of the Garzarelli U.S. Equity Fund

           (5) Form of Investment Sub-Advisory Agreement between Hoover Capital Management, LLC, the Company and Webster Investment Management Company, LLC on behalf of the Hoover Small Cap Equity Fund (3)

           (6) Form of Investment Sub-Advisory Agreement between Uniplan, Inc., the Company and Webster Investment Management Company, LLC on behalf of the Uniplan Real Estate Investment Fund. (5)

        (e)(1)  Form of Distribution Agreement(1)

           (2)  Amendment to Distribution  Agreement  dated  August,  1998(3)

           (3) Form of Amendment to Distribution Agreement dated April 30, 1999 (5)

        (f)     Not Applicable

        (g)(1)  Form of Custodian Agreement (2)

           (2)  Amendment to Custodian Agreement dated March 2, 1998 (2)

           (3)  Amendment to Custodian Agreement dated August, 1998 (3)

           (4)  Form of Amendment to Custodian Agreement dated April 30, 1999(5)


           (5) Form of Foreign Custody Manager Delegation Agreement (2)
        (h)(1) Form of Transfer Agency Services Agreement (2)

           (2) Amendment to Form of Transfer Agency and Service Agreement dated August, 1998 (3)

           (3) Amendment to Transfer Agency and Services Agreement dated August, 1998 (3)

           (4) Form of Administration Agreement (2)

           (5) Amendment to Form of Administration Agreement dated August, 1998 (3)

           (6) Form of Amendment to Administration Agreement dated April 30, 1999 (5)

           (7) Form of Administrative Agreement Between Webster Investment Management and Garzarelli Asset Management

           (8)

                (a)  Expense Waiver Agreements (5)

                (b) Amended and Restated Expense Limitation Agreement for the U.S. Equity Fund

                (c) Amended and Restated Expense Limitation Agreement For the International Equity Fund

                (d) Amended and Restated Expense Limitation Agreement for Hoover Small Cap Equity Fund

                (e) Amended and Restated Expense Limitation Agreement for Uniplan Real Estate Investment Fund

           (9) (a) Shareholder Services Plan for Hoover Small Cap Equity Fund Investor Class, Hansberger International Growth Fund, Garzarelli U.S. Equity Fund and Uniplan Real Estate Investment Fund.

                (b) Shareholder Services Plan for Hoover Small Cap Equity Fund Institutional Class.

                (c)  Amended and Restated Shareholder Services Plan.

                (i)  Legal Opinion of Dechert Price & Rhoads

                (j)  Consent of Independent Accountants

                (k)  Not Applicable

                (l)  Initial Subscription Documents (5)

                (m)  Rule 12b-1 Plan (5)

                (n)  Rule 18f-3 Plan

(1) Filed in Registrant's initial Registration Statement on October 7, 1997 and incorporated by reference herein.

(2) Filed in Registrant's Pre-Effective Amendment No. 2 on February 24, 1998 and incorporated by reference herein.

(3) Filed in the Registrant's Post-Effective Amendment No. 6 on August 10, 1998 and incorporated by reference herein.

(4) Filed in Registrant's Post-Effective Amendment No. 8 on September 18, 1998 and incorporated by reference herein.

(5) Filed in Registrant's Post-Effective Amendment No. 12 on April 23, 1999 and incorporated by reference herein.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


             -------------------------- --------------------------- -----------
             Hansberger International   Fox & Co.                    [98.89%]
             Growth Fund                P.O. Box 976
                                        New York, NY  01268
             -------------------------- --------------------------- -----------
             Hoover Small Cap           Charles Schwab & Co.         [61.76%]
             Equity Fund                101 Montgomery Street
                                        San Francisco, CA  94104

                                        Fox & Co.
                                        P.O. Box 976                 [26.02%]
                                        New York, NY  01268

                                        Muir & Co.
                                        c/o Frost National Bank      [5.46%]
                                        P.O. Box 2479
                                        San Antonio, TX  78298

             -------------------------- --------------------------- -----------
             Garzarelli U.S.            Fox & Co.                    [99.79%]
             Equity Fund                P.O. Box 976
                                        New York, NY  01268
             -------------------------- --------------------------- -----------

ITEM 25.  INDEMNIFICATION

         Section 2-418 of the General  Corporation Law of the State of Maryland,
Article VII of the Company's Articles of Incorporation, and Article VI of the Company's Bylaws provide for indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registration has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information as to the directors and officers of the investment adviser and the sub-advisers, together with information as to any other business, professions, vocation or employment of a substantial nature engaged in by the directors and officers of the investment adviser and sub-advisers in the last two years, is included in their applications for registration as investment advisers on Form ADV filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITER

         (a)   Not Applicable

         (b)   Not Applicable

         (c)   Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of PFPC, Inc. whose principal business address is 53 State Street, Boston, Massachusetts 02109.

ITEM 29. MANAGEMENT SERVICES

         Not Applicable.

ITEM 30. UNDERTAKINGS

         Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested to do so by the holders of at least 10% of the Registrant's outstanding Shares of beneficial interest and in connection with such meeting to comply with the Shareholders communications provisions of Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California, on this 29th day of February, 2000.

                                       FORWARD FUNDS, INC.


                                       By:  /s/ RONALD PELOSI
                                           --------------------------
                                            Ronald Pelosi,
                                            PRESIDENT

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

    SIGNATURE                        TITLE                           DATE



/s/ Haig G. Mardikian    Chairman                           February 29, 2000
----------------------
    Haig G. Mardikian


/s/ Leo T. McCarthy      Director                           February 29, 2000
----------------------
    Leo T. McCarthy


/s/ Ronald Pelosi         Director, President, Treasurer    February 29, 2000
----------------------   (Principal Executive Officer)
    Ronald Pelosi

                                 FORWARD FUNDS
                                 EXHIBIT INDEX

Exhibit No.     Exhibit                                                 Page

(d)(2)          Form of Amended and Restated Investment Management Agreement

(d)(3)          Form of Forward Funds, Inc. Investment Sub-Advisory Agreement

(d)(4)          Form of Forward Funds, Inc. Investment Sub-Advisory Agreement

(h)(7)          Form of Administration Agreement

(h)8(b)         Form of Amended and Restated Expense Limitation Agreement

(h)8(c) Amended and Restated Expense Limitation Agreement (The International Equity Fund)

(h)8(d)         Amended and Restated Expense Limitation Agreement
                (Hoover Small Cap Equity Fund)

(h)8(e)         Amended and Restated Expense Limitation Agreement
                (UniPlan Real Estate Investment Fund)

(h)9(a)         Shareholder Services Plan
                (Hoover Small Cap Equity Fund Investor class, Hansberger International Growth Fund, Garzarelli U.S. Equity
                Fund and UniPlan Real Estate Investment Fund)

(h)9(b)         Shareholder Services Plan (Hoover Institutional Class)

(h)9(c)         Amended and Restated Shareholder Services Plan

(i)             Legal Opinion of Dechert Price & Rhoads

(j)             Consent of Independent Accountants